As filed with the Securities and Exchange Commission
                                 on June 3, 1999
                           Registration No. 333-13113
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          POST-EFFECTIVE AMENDMENT NO 8
                                  TO FORM S-11
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
        REDWOOD MORTGAGE INVESTORS VIII, a California Limited Partnership
             (Exact name of registrant as specified in its charter)

CALIFORNIA                           6611                       94-3158788
(State of other jurisdiction    (Primary Standard            (I.R.S. Employer
of incorporation or               Industrial                 Identification No.)
organization)                 Classification Code Number)

   650 El Camino Real, Suite G, Redwood City, California 94063 (650) 365-5341
          (Address and telephone number of principal executive offices)

   650 El Camino Real, Suite G, Redwood City, California 94063 (650) 365-5341 (Address of principal place of business or intended principal place of business)

                               D. Russell Burwell
   650 El Camino Real, Suite G, Redwood City, California 94063 (650) 365-5341 (Name, address, including zip code and telephone number, including area code of agent for service)
                                   Copies to:

                              Stephen C. Ryan, Esq.
                              Anne R. Knowles, Esq.
                          Landels Ripley & Diamond, LLP
                               350 The Embarcadero
                             San Francisco, CA 94105

                        Approximate date of commencement
                           of proposed sale to public:

     As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: X

                      Supplement No. 5 dated April 26, 1999
                    to the Prospectus Dated December 4, 1996

                        Redwood Mortgage Investors VIII,
                        A California Limited Partnership

     The following information updates the Prospectus of Redwood Mortgage Investors VIII, a California limited partnership (the "Partnership") dated December 4, 1996 ("the Prospectus".) This Supplement No. 5 replaces in their entirety Supplements Number 1, Number 2, Number 3, and Number 4. You should no longer refer to or rely on the information contained in Supplements Number 1, 2, 3 and 4.

     Because this is a supplement it only updates the operations and activities of the Partnership to date. Important additional information regarding the business of the Partnership and the risks involved in investing in the Partnership are contained in the Prospectus. You should carefully read the Prospectus along with this Supplement.

     1. Summary of Partnership Activities. The Partnership is engaged in business as a mortgage lender. The Partnership makes loans to individuals and business entities secured by residential, investment or commercial property. In order to ensure repayment of the loans, the loans are secured by first and second, and in some limited cases, third deeds of trust on the property. For ease of reference, the loans we make are referred to as "Mortgage Investments." For a more detailed discussion of deeds of trust and other factors affecting the loans made by the Partnership, you should carefully review the Section of the Prospectus entitled "CERTAIN LEGAL ASPECTS OF PARTNERSHIP LOANS."

     Initial Offering. In February, 1993, the Partnership initially offered $15,000,000 of limited partnership units. For ease of reference, we shall refer to limited partnership units as "Units." All Units in the initial Offering were sold and the Offering was terminated in October, 1996. The Partnership received total proceeds from the sale of Units in an amount equal to $14,932,017. In order to sell the Units, the Partnership incurred approximately $12,500 in organizational costs that included certain costs and expenses of organizing and forming the Partnership. We also incurred $569,865 in syndication costs which include certain legal, accounting and broker-dealer fees. Overall, total organization and syndication costs were less than anticipated.

     Current Offering. In September, 1996, we elected to continue offering Units in the Partnership in order to increase the Partnerships Mortgage Investment Portfolio. By increasing the Partnerships Mortgage Portfolio, we could increase diversity and add additional safety to the portfolio. In December the Partnership began selling Units in its second offering of $30,000,000 of Units. This offering is still ongoing. All proceeds from the sale of Units are paid directly to the Partnership. As a result, no escrow was established.

     Status of Current Offering. As of December 31, 1998, the Partnership had sold $10,658,118 of Units. This brings the total proceeds received from the initial Offering and the current Offering to $25,590,135, as of December 31, 1998. As set forth below in the section of this Supplement entitled "Description of Open Loans for the Partnership as of December 31, 1998 the Partnership had outstanding Mortgage Investments with a total principal balance of $31,905,958. As of December 31, 1998, the Partnership had, in connection with its second Offering of $30,000,000 of Units, incurred no organizational costs and $418,896 in syndication costs.

     No Adverse Business Development. As of the date of this Supplement, there have been no adverse business developments or conditions in the Partnership, or any prior limited partnerships in which the General Partners are involved, that would be material to a prospective investor.

         2.  Financial Statements.

     Financial Statements of Partnership. The following Financial Statements of the Partnership included in this Supplement have been audited by Parodi & Cropper, independent auditors, as of December 31, 1998.

                                PARODI & CROPPER
                          CERTIFIED PUBLIC ACCOUNTANTS
                       3658 Mount Diablo Blvd., Suite #205
                               Lafayette CA 94549
                                 (925) 284-3590




                           INDEPENDENT AUDITORS REPORT


THE PARTNERS
REDWOOD MORTGAGE INVESTORS VIII

     We have audited the financial statements and related schedules of REDWOOD MORTGAGE INVESTORS VIII (A California Limited Partnership) listed in Item 8 on form 10-K including balance sheets as of December 31, 1998 and 1997 and the statements of income, changes in partners capital and cash flows for the three years ended December 31,1998. These financial statements are the responsibility of the Partnerships management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of REDWOOD MORTGAGE INVESTORS VIII as of December 31, 1998 and 1997, and the results of its operations and cash flows for the three years ended December 31, 1998, in conformity with generally accepted accounting principles. Further, it is our opinion that the schedules referred to above present fairly the information set forth therein in compliance with the applicable accounting regulations of the Securities and Exchange Commission.



                                                         /s/ Parodi & Cropper
                                                           PARODI & CROPPER





Lafayette, California
March 3, 1999

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1998

                                                    ASSETS


                                                        1998                1997
                                             ----------------     --------------

Cash                                                 $528,688           $663,159
                                             ----------------     --------------

Accounts receivable:
  Mortgage Investments, secured by deeds of trust  31,905,958         25,304,989
                                             ----------------     --------------
  Accrued Interest on Mortgage Investments            459,418            341,976
  Advances on Mortgage Investments                    211,145            205,804
  Accounts receivables, unsecured                      48,849             62,844
                                             ----------------     --------------
                                                   32,625,370         25,915,613

  Less allowance for doubtful accounts                414,073            257,500
                                             ----------------     --------------
                                                   32,211,297         25,658,113
                                             ----------------     --------------

Real Estate owned, acquired through foreclosure,
 held for sale                                         66,000             70,138
Investment in limited liability corporation, at
  cost which approximates market                      304,139            251,139
Organization costs, less accumulated amortization
 of $12,500 and $10,625, respectively                       0              1,875
Due from related companies                                  0              2,999
Prepaid expense-deferred loan fee                      11,835             10,151
                                             ----------------     --------------

                                                  $33,121,959        $26,657,574
                                             ================     ==============



See accompanying notes to financial statements.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                        LIABILITIES AND PARTNERS CAPITAL

                                                         1998          1997
                                             ----------------     --------------

Liabilities:
  Accounts payable and accrued expenses                $2,500             $3,355
  Note payable - bank line of credit                5,947,000          5,640,000
  Deferred interest income                            124,805             83,066

                                             ----------------     --------------
                                                    6,074,305          5,726,421
                                             ----------------     --------------



Partners Capital:
     Limited partners capital, subject to redemption (note 4E):
          Net of unallocated syndication costs of $353,875
          and $431,994 for 1998 and 1997,
           respectively:and formation loan receivable of
           $1,640,904  and
           $1,386,693 for 1998 and 1997,
            respectively                           27,025,331         20,914,721
     General Partners Capital, net of unallocated
     syndication costs of $3,574 and $4,364 for
            1998 and  1997, respectively               22,323             16,432
                                              ----------------    --------------

            Total Partners Capital                 27,047,654         20,931,153
                                             ----------------     --------------

            Total Liabilities and Partners
              Capital                             $33,121,959        $26,657,574
                                             ================     ==============


See accompanying notes to financial statements.

                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                  (A California Limited Partnership)
                                                         STATEMENTS OF INCOME
                                              FOR THE THREE YEARS ENDED DECEMBER 31, 1998


                                                                YEARS ENDED DECEMBER 31,
                                                     ------------------------------------------------

                                                         1998              1997             1996
                                                     -------------     -------------    -------------
Revenues:
  Interest on Mortgage Investments                     $3,376,293        $2,613,008       $1,718,208
  Interest on bank deposits                                 8,946             9,487            4,083
  Late charges                                             19,384             6,432            3,847
  Miscellaneous                                             1,398               530              497
                                                     -------------     -------------    -------------
                                                        3,406,021         2,629,457        1,726,635
                                                     -------------     -------------    -------------

Expenses:
  Mortgage servicing fees                                 295,052           189,692          155,912
  Interest on note payable - bank                         513,566           340,633          188,638
  Amortization of loan origination fees                    11,415            16,819           11,999
  Provision for doubtful accounts and losses on
  real estate acquired through foreclosure                162,969           139,804           55,383
  Asset management fee - General Partner                   31,651            24,966           17,053
  Amortization of organization costs                        1,875             2,500            2,500
  Clerical costs through Redwood Mortgage                  67,453            54,549           38,799
  Professional services                                    27,462            36,717           17,687
  Printing, supplies and postage                            7,089             9,584            1,192
  Other                                                     8,907             5,673            3,947
                                                     ------------      -------------    -------------

                                                        1,127,439           820,937          493,110
                                                     -------------     -------------    -------------

Income before interest credited to partners in          2,278,582         1,808,520        1,233,525
applicant status

Interest credited to partners in applicant status           4,454             9,562            2,618
                                                     -------------     -------------    -------------

Net Income                                             $2,274,128        $1,798,958       $1,230,907
                                                     =============     =============    =============

Net income:  To General Partners(1%)                      $22,741           $17,990          $12,309
                     To Limited Partners (99%)          2,251,387         1,780,968        1,218,598
                                                     -------------
                                                                       =============    =============
Total - net income                                     $2,274,128        $1,798,958       $1,230,907
                                                     =============     =============    =============

Net income per $1,000 invested by Limited
 Partners for entire period:
-where income is reinvested and compounded                    $84               $84             $ 84
                                                     =============     =============    =============

-where partner receives income in monthly                     $81               $81             $ 81
distributions
                                                     =============     =============    =============


See accompanying notes to financial statements.

                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                  (A California Limited Partnership)
                                              STATEMENTS OF CHANGES IN PARTNERS CAPITAL
                                              FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                                                 PARTNERS CAPITAL
                                          -----------------------------------------------------------------
                                                             LIMITED PARTNERS CAPITAL
                                          ----------------------------------------------------------------
                                                       Capital
                                   Partners In         Account       Unallocated         Formation
                                    Applicant          Limited       Syndication            Loan
                                     Status           Partners          Costs            Receivable           Total
                                  --------------    -------------- -----------------    -------------     --------------

Balances at December 31,
1995                                     $    0       $11,784,937        $(322,677)       $(775,229)        $10,687,031

Contributions on Application          4,172,718                 0                 0                0                  0
Formation Loan increases                      0                 0                 0        (314,996)          (314,996)
Formation Loan payments                       0                 0                 0            8,961              8,961
Interest  credited  to  partners          2,618                 0                 0                0                  0
in applicant status

Upon admission to
Partnership:
    Interest withdrawn                    (863)                 0                 0                0                  0
    Transfers to Partners
       capital                      (3,863,536)         3,859,312                 0                0          3,859,312

Net Income                                    0         1,218,598                 0                0          1,218,598
Syndication costs incurred                    0                 0         (212,542)                0          (212,542)
Allocation of syndication costs               0         (116,523)           116,523                0                  0
Partners withdrawals                          0         (553,027)                 0                0          (553,027)
Early withdrawal penalties                    0          (12,108)             4,506            7,558               (44)
                                  --------------    --------------     -------------    -------------     --------------

Balances at December 31,
    1996                                310,937        16,181,189         (414,190)       (1,073,706)         14,693,293

Contributions on Application          5,251,969                 0                 0                 0                  0
Formation Loan increases                      0                 0                 0         (420,510)          (420,510)
Formation Loan payments                       0                 0                 0            98,999             98,999
Interest  credited  to  partners          9,562                 0                 0                 0                  0
in applicant status

Upon admission to Partnership:
    Interest withdrawn                  (1,849)                 0                 0                 0                  0
    Transfers to Partners
       capital                      (5,570,619)         5,565,372                 0                 0          5,565,372

Net Income                                    0         1,780,968                 0                 0          1,780,968
Syndication costs incurred                    0                 0         (188,517)                 0          (188,517)
Allocation of syndication costs               0         (166,023)           166,023                 0                  0
Partners withdrawals                          0         (614,837)                 0                 0          (614,837)
Early withdrawal penalties                    0          (13,261)             4,690             8,524               (47)
                                  --------------    --------------     -------------    --------------     --------------


                                                                 PARTNERS CAPITAL
                                          -----------------------------------------------------------------
                                                             LIMITED PARTNERS CAPITAL
                                          ----------------------------------------------------------------
                                                 Capital Account
                                   Partners In   Limited Partners    Unallocated          Formation
                                    Applicant                        Syndication            Loan
                                     Status                             Costs            Receivable            Total
                                   -------------- ----------------- -----------------    --------------     --------------

Balances at December 31,
    1997                                     $0       $22,733,408        $(431,994)      $(1,386,693)        $20,914,721

Contributions on Application          5,105,559                 0                 0                 0                  0
Formation Loan increases                      0                 0                 0         (403,518)          (403,518)
Formation Loan payments                       0                 0                 0           133,580            133,580
Interest credited to partners in
    applicant status                      4,454                 0                 0                 0                  0

Upon admission to Partnership:
    Interest withdrawn                  (1,553)                 0                 0                 0                  0
    Transfers to Partners
       capital                      (5,108,460)         5,103,359                 0                 0          5,103,359

Net Income                                    0         2,251,387                 0                 0          2,251,387
Syndication costs incurred                    0                 0         (126,453)                 0          (126,453)
Allocation of syndication costs               0         (196,317)           196,317                 0                  0
Partners withdrawals                          0         (847,661)                 0                 0          (847,661)
Early withdrawal penalties                    0          (24,066)             8,255            15,727               (84)
                                  --------------    --------------     -------------    --------------     --------------

Balances at December 31,
                                  ==============    ==============     =============    ==============     ==============
1998                                         $0       $29,020,110        $(353,875)      $(1,640,904)        $27,025,331
                                  ==============    ==============     =============    ==============     ==============

See accompanying notes to financial statements

                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                  (A California Limited Partnership)
                                              STATEMENTS OF CHANGES IN PARTNERS CAPITAL
                                              FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                                                     PARTNERS CAPITAL
                                            ---------------------------------------------------------------------
                                                                 GENERAL PARTNERS CAPITAL
                                            ---------------------------------------------------------------------

                                                Capital          Unallocated                           Total
                                                Account          Syndication          Total          Partners
                                                General             Costs                             Capital
                                               Partners
                                            ----------------    --------------     ------------    --------------

Balances at December 31, 1995                     $  11,325        $  (3,258)         $  8,067       $10,695,098

Contributions on Application                              0                 0                0                 0
Formation loan increases                                  0                 0                0         (314,996)
Formation loan payments                                                                                    8,961
Interest   credited   to   partners  in                   0                 0                0                 0
applicant status

Upon admission to partnership:
    Interest withdrawn                                    0                 0                0                 0
    Transfers to Partners capital                     4,224                 0            4,224         3,863,536

Net Income                                           12,309                 0           12,309         1,230,907
Syndication costs incurred                                0           (2,147)          (2,147)         (214,689)
Allocation of syndication costs                     (1,177)             1,177                0                 0
Partners withdrawals                              (11,132)                 0         (11,132)         (564,159)
Early withdrawal penalties                                0                44               44                 0
                                            ----------------    --------------     ------------    --------------

Balances at December 31, 1996                        15,549           (4,184)           11,365        14,704,658

Contributions on Application                              0                 0                0                 0
Formation Loan increases                                  0                 0                0         (420,510)
Formation Loan payments                                   0                 0                0            98,999
Interest credited to partners in
   applicant status                                       0                 0                0                 0

Upon admission to partnership:
    Interest withdrawn                                    0                 0                0                 0
    Transfers to Partners capital                     5,247                 0            5,247         5,570,619

Net Income                                           17,990                 0           17,990         1,798,958
Syndication costs incurred                                0           (1,904)          (1,904)         (190,421)
Allocation of syndication costs                     (1,677)             1,677                0                 0
Partners  withdrawals                              (16,313)                 0         (16,313)         (631,150)
Early withdrawal penalties                                0                47               47                 0
                                            ----------------    --------------     ------------    --------------

                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                  (A California Limited Partnership)
                                              STATEMENTS OF CHANGES IN PARTNERS CAPITAL
                                              FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                                                     PARTNERS CAPITAL
                                            ---------------------------------------------------------------------
                                                                 GENERAL PARTNERS CAPITAL
                                            ---------------------------------------------------------------------

                                                Capital          Unallocated                           Total
                                                Account          Syndication          Total          Partners
                                                General             Costs                             Capital
                                               Partners
                                            ----------------    --------------     ------------    --------------

Balances at December 31, 1997                       $20,796          $(4,364)          $16,432       $20,931,153

Contributions on Application                              0                 0                0                 0
Formation Loan increases                                  0                 0                0         (403,518)
Formation Loan payments                                   0                 0                0           133,580
Interest credited to partners in
    applicant status                                      0                 0                0                 0

Upon admission to partnership:
    Interest withdrawn                                    0                 0                0                 0
    Transfers to Partners capital                     5,101                 0            5,101         5,108,460

Net Income                                           22,741                 0           22,741         2,274,128
Syndication costs incurred                                0           (1,277)          (1,277)         (127,730)
Allocation of syndication costs                     (1,983)             1,983                0                 0
Partners withdrawals                               (20,758)                 0         (20,758)         (868,419)
Early withdrawal penalties                                0                84               84                 0
                                            ----------------    --------------     ------------    --------------

Balances at December 31, 1998                       $25,897          $(3,574)          $22,323       $27,047,654
                                            ================    ==============     ============    ==============

See accompanying notes to financial statements

                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                  (A California Limited Partnership)
                                                       STATEMENTS OF CASH FLOWS
                                              FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                                     1998               1997              1996
                                                 --------------    ---------------    --------------
Cash flows from operating activities:
  Net income                                        $2,274,128         $1,798,958        $1,230,907
Adjustments to reconcile net income to net
    cash provided by operating activities
    Amortization of organization costs                   1,875              2,500             2,500
    Provision for doubtful accounts.                   156,573            139,804            78,651
    Provision for losses (gains) on real
estate
        held for sale                                    6,396                  0          (23,268)
    Increase (decrease) in accounts payable              (855)           (17,270)            16,615
    (Increase) in accrued interest & advances        (122,783)          (342,571)          (83,477)
    (Increase) decrease in amount due from
        related companies                                2,999            (2,688)             2,738
    (Increase) decrease in deferred loan fee           (1,684)             10,569           (3,002)
     Increase (decrease ) in deferred interest
                                                 --------------    ---------------    --------------
        income                                          41,739          (134,414)           217,480
                                                 --------------    ---------------    --------------

      Net cash provided by operating activities      2,358,388          1,454,888         1,439,144
                                                 --------------    ---------------    --------------

Cash flows from investing activities:

    Principal collected on Mortgage
         Investments                                14,262,838         10,279,337         9,019,190
    Mortgage Investments made                     (20,863,807)       (19,941,336)      (13,148,944)
    Disposition of real estate held for sale                 0                  0           299,154
    Additions to real estate held for sale             (2,258)            (3,254)                 0
    Additions to Limited Liability Corporation        (53,000)           (60,000)                 0
    Accounts receivables, unsecured -
                                                 --------------    ---------------    --------------
        (disbursements) receipts                        13,995             12,490           (4,018)
                                                 --------------    ---------------    --------------
      Net cash used in investing activities        (6,642,232)        (9,712,763)       (3,834,618)
                                                 --------------    ---------------    --------------

Cash flows from financing activities

   Increase (decrease) in note payable-bank            307,000          4,140,000         (410,000)
   Contributions by partner applicants               5,105,559          5,251,969         4,172,718
   Interest credited to partners in applicant
       status                                            4,454              9,562             2,618
   Interest withdrawn by partners in applicant
      status                                           (1,553)            (1,849)             (863)
   Partners withdrawals                              (868,419)          (631,150)         (564,159)
   Syndication costs incurred                        (127,730)          (190,421)         (214,689)
   Formation Loan increases                          (403,518)          (420,510)         (314,996)
   Formation Loan collections                          133,580             98,999             8,961
                                                                   ---------------    --------------

   Net cash provided by financing activities         4,149,373          8,256,600         2,679,590
                                                 --------------    ---------------    --------------
   Net increase (decrease) in cash and cash
      equivalents                                    (134,471)            (1,275)           284,116

Cash - beginning of period                             663,159            664,434           380,318
                                                 --------------    ---------------    --------------

Cash - end of period                                  $528,688           $663,159          $664,434
                                                 ==============    ===============    ==============

See accompanying notes to financial statements.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 - ORGANIZATION AND GENERAL

     Redwood Mortgage Investors VIII, (the "Partnership") is a California Limited Partnership, of which the General Partners are D. Russell Burwell, Michael R. Burwell and Gymno Corporation, a California corporation owned and operated by the individual General Partners. The Partnership was organized to engage in business as a mortgage lender for the primary purpose of making Mortgage Investments secured by Deeds of Trust on California real estate. Mortgage Investments are being arranged and serviced by Redwood Mortgage Corp., an affiliate of the General Partners. At December 31, 1998, the Partnership was in the offering stage, wherein contributed capital totalled $25,590,135 in limited partner contributions of an approved aggregate offering of $45,000,000, in units of $100 each (255,902).

     A minimum of 2,500 units ($250,000) and a maximum of 150,000 units ($15,000,000) were initially offered through qualified broker-dealers. This initial offering was closed in October, 1996. In December 1996, the Partnership commenced a second offering of an additional 300,000 Units ($30,000,000) As Mortgage Investments are identified, partners are transferred from applicant status to admitted partners participating in Mortgage Investment operations. Each months income is distributed to partners based upon their proportionate share of partners capital. Some partners have elected to withdraw income on a monthly, quarterly or annual basis.

     A. Sales Commissions - Formation Loan Sales commissions are not paid directly by the Partnership out of the offering proceeds. Instead, the Partnership loans to Redwood Mortgage, an affiliate of the General Partners, amounts to pay all sales commissions and amounts payable in connection with unsolicited orders. This loan is referred to as the "Formation Loan". It is unsecured and non-interest bearing.

     The Formation Loan relating to the initial $15,000,000 offering totalled $1,074,840, which was 7.2% of limited partners contributions of $14,932,017 (under the limit of 9.1% relative to the initial offering). It is to be repaid, without interest, in ten annual installments of principal, which commenced on January 1, 1997, following the year the initial offering closed, which was in 1996.

     The Formation Loan relating to the second offering ($30,000,000) totalled $839,413 at December 31, 1998, which was 7.9% of the limited partners contributions of $10,658,118. Sales commissions range from 0% (units sold by General Partners) to 9% of gross proceeds. The Partnership anticipates that the sales commissions will approximate 7.6% based on the assumption that 65% of investors will elect to reinvest earnings, thus generating 9% commissions. The principal balance of the Formation Loan will increase as additional sales of units are made each year. The amount of the annual installment payment to be made by Redwood Mortgage Corp., during the offering stage, will be determined at annual installments of one-tenth of the principal balance of the Formation Loan as of December 31 of each year. Such payment shall be due and payable by December 31 of the following year with the first such payment beginning December 31, 1997. Upon completion of the offering, the balance will be repaid in ten equal annual installments.

                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                  (A California Limited Partnership)
                                                     NOTES TO FINANCIAL STATEMENTS
                                                           DECEMBER 31, 1998

The following summarizes Formation Loan transactions to December 31, 1998:

                                               Initial              Subsequent             Total
                                             Offering of           Offering of
                                             $15,000,000           $30,000,000
                                            ---------------       ---------------      ---------------

Limited Partner contributions                  $14,932,017           $10,685,117          $25,590,134
                                            ===============       ===============      ===============

Formation Loan made                             $1,074,840               839,413            1,914,253
Payments to date                                 (198,316)              (43,223)            (241,539)
Early withdrawal penalties applied                (31,810)                     0             (31,810)
                                            ---------------       ---------------      ---------------

Balance December 31, 1998                         $844,714              $796,190           $1,640,904
                                            ===============       ===============      ===============

Percent loaned of Partners  contributions             7.2%                  7.9%                 7.5%
                                            ===============       ===============      ===============

     The Formation Loan, which is receivable from Redwood Mortgage Corp., an affiliate of the General Partners, has been deducted from Limited Partners Capital in the balance sheet. As amounts are collected from Redwood Mortgage Corp., the deduction from capital will be reduced.

     B. Other Organizational and Offering Expenses Organizational and offering expenses, other than sales commissions, (including printing costs, attorney and accountant fees, registration and filing fees and other costs), will be paid by the Partnership.

     Through December 31, 1998, organization costs of $12,500 and syndication costs of $988,761 had been incurred by the Partnership with the following distribution:

                                                Syndication      Organization
                                                      Costs             Costs              Total
                                           -----------------     -------------    ---------------
Costs incurred                                     $988,761           $12,500         $1,001,261
Early withdrawal penalties applied                 (17,790)                 0           (17,790)
Allocated and amortized to date                   (613,522)          (12,500)          (626,022)
                                        -- ----------------- --- ------------- -- ---------------

December 31, 1998 balance                          $357,449                 0           $357,449
                                        == ================= === ============= == ===============

     Organization and syndication costs attributable to the initial offering ($15,000,000) were limited to the lesser of 10% of the gross proceeds or $600,000 with any excess being paid by the General Partners. Applicable gross proceeds were $14,932,017. Related expenditures totalled $582,365 ($569,865 syndication costs plus $12,500 organization expense) or 3.90%.

     As of December 31, 1998, syndication costs attributable to the subsequent offering ($30,000,000) totalled $418,896, (3.93% of contributions), with the costs of the offering document being greater at the initial stages. The syndication costs payable by the Partnership are estimated to be $1,200,000 if the maximum is sold (4% of $30,000,000). The General Partners will pay any syndication expenses (excluding selling commissions) in excess of ten percent of the gross proceeds or $1,200,000.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   Accrual Basis

     Revenues and expenses are accounted for on the accrual basis of accounting wherein income is recognized as earned and expenses are recognized as incurred. Once a Mortgage Investment is categorized as impaired, interest is no longer accrued thereon.

B.  Management Estimates

     In preparing the financial statements, management is required to make estimates based on the information available that affect the reported amounts of assets and liabilities as of the balance sheet date and revenues and expenses for the related periods. Such estimates relate principally to the determination of the allowance for doubtful accounts, including the valuation of impaired mortgage investments, and the valuation of real estate acquired through foreclosure. Actual results could differ significantly from these estimates.

C.  Mortgage Investments, Secured by Deeds of Trust

     The Partnership has both the intent and ability to hold the Mortgage Investments to maturity, i.e., held for long-term investment. They are therefore valued at cost for financial statement purposes with interest thereon being accrued by the simple interest method.

     Financial Accounting Standards Board Statements (SFAS) 114 and 118 (effective January 1, 1995) provide that if the probable ultimate recovery of the carrying amount of a Mortgage Investment, with due consideration for the fair value of collateral, is less than the recorded investment and related amounts due and the impairment is considered to be other than temporary, the carrying amount of the investment (cost) shall be reduced to the present value of future cash flows. The adoption of these statements did not have a material effect on the financial statements of the Partnership because that was the valuation method previously used on impaired loans.

     At December 31, 1998, 1997, and 1996, there were no Mortgage Investments categorized as impaired by the Partnership. Had there been a computed amount for the reduction in carrying values of impaired loans, the reduction would have been included in the allowance for doubtful accounts.

     As presented in Note 10 to the financial statements, the average Mortgage Investment to appraised value of security at the time the losses were consummated was 59.50%. When a loan is valued for impairment purposes, an updating is made in the valuation of collateral security. However, such a low loan to value ratio has the tendency to minimize reductions for impairment.

D.  Cash and Cash Equivalents

     For purposes of the statements of cash flows, cash and cash equivalents include interest bearing and non-interest bearing bank deposits.

E.  Real Estate Owned, Held for Sale

     Real Estate owned, held for sale, includes real estate acquired through foreclosure and is stated at the lower of the recorded investment in the property, net of any senior indebtedness, or at the propertys estimated fair value, less estimated costs to sell. At December 31, 1998, there was one such piece of property with costs totaling $77,396 less a reduction of $11,396 to arrive at the net fair value of $66,000.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

     Effective January 1, 1996, the Partnership adopted the provisions of Statement No 121 (SFAS 121) of the Financial Accounting Standards Board, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be disposed of". The adoption of SFAS 121 did not have a material impact on the Partnerships financial position because the methods indicated were essentially those previously used by the Partnership.

F.  Investment in Limited Liability Corporation (see Note 7)

     The Partnership carries its investment in a Limited Liability Corporation as investment in real estate, which is at the lower of costs or fair value, less estimated costs to sell.

G.  Income Taxes

     No provision for Federal and State income taxes is made in the financial statements since income taxes are the obligation of the partners if and when income taxes apply.

H.  Organization and Syndication Costs

     The Partnership bears its own organization and syndication costs (other than certain sales commissions and fees described above) including legal and accounting expenses, printing costs, selling expenses, and filing fees. Organizational costs have been capitalized and will be amortized over a five year period. Syndication costs are charged against partners capital and are being allocated to individual partners consistent with the partnership agreement.

I.  Allowance for Doubtful Accounts

     Mortgage  Investments and the related accrued interest,  fees, and advances are analyzed on a continuous basis for recoverability. Delinquencies are identified and followed as part of the Mortgage Investment system. A provision is made for doubtful accounts to adjust the allowance for doubtful accounts to an amount considered by management to be adequate, with due consideration to collateral values, to provide for unrecoverable accounts receivable, including impaired Mortgage Investments, unspecified mortgage investments, accrued interest and advances on Mortgage Investments, and other accounts receivable (unsecured). The composition of the allowance for doubtful accounts as of December 31, 1998, and 1997 was as follows:

                                                December 31,
                                       -------------------------------
                                             1998            1997
                                        ---------------    ------------

Impaired mortgage investments                    $0              $0
Unspecified mortgage investments            370,073         213,500
Amounts receivable, unsecured                44,000          44,000
                                         ---------------    ------------
                                           $414,073        $257,500
                                         ===============    ============

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

J.  Net Income Per $1,000 Invested

     Amounts reflected in the statements of income as net income per $1,000 invested by Limited Partners for the entire period are actual amounts allocated to Limited Partners who have their investment throughout the period and have elected to either leave their earnings to compound or have elected to receive monthly distributions of their net income. Individual income is allocated each month based on the Limited Partners pro rata share of Partners Capital. Because the net income percentage varies from month to month, amounts per $1,000 will vary for those individuals who made or withdrew investments during the period, or select other options. However, the net income per $1,000 average invested has approximated those reflected for those whose investments and options have remained constant.

NOTE 3 - GENERAL PARTNERS AND RELATED PARTIES

     The following are commissions and/or fees which are paid to the General Partners and/or related parties.

A.  Mortgage Brokerage Commissions

     For fees in connection with the review, selection, evaluation, negotiation and extension of Partnership Mortgage Investments in an amount up to 12% of the Mortgage Investments until 6 months after the termination date of the offering. Thereafter, Mortgage Investment brokerage commissions will be limited to an amount not to exceed 4% of the total Partnership assets per year. The Mortgage Investment brokerage commissions are paid by the borrowers, and thus, not an expense of the Partnership. In 1998 and 1997, Mortgage Investment brokerage commissions paid by the borrowers were $604,836 and $837,399, respecively.

B.  Mortgage Servicing Fees

     Monthly mortgage servicing fees of up to 1/8 of 1% (1.5% annual) of the unpaid principal, is paid to Redwood Mortgage, or such lesser amount as is reasonable and customary in the geographic area where the property securing the mortgage is located. Mortgage servicing fees of $295,052, $189,692, and $155,912 were incurred for years 1998, 1997, and 1996 respectively.

C.  Asset Management Fee

     The General Partners receive monthly fees for managing the Partnerships Mortgage Investment portfolio and operations up to 1/32 of 1% of the "net asset value" (3/8 of 1% annual). Management fees of $31,651, $24,966, and $17,053 were incurred for years 1998, 1997, and 1996, respectively.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
D.  Other Fees

     The Partnership Agreement provides for other fees such as reconveyance, mortgage assumption and mortgage extension fees. Such fees are incurred by the borrowers and are paid to parties related to the General Partners.

E.  Income and Losses

     All income will be credited or charged to partners in relation to their respective partnership interests. The partnership interest of the General Partners (combined) shall be a total of 1%.

F.  Operating Expenses

     The General Partners or their affiliate (Redwood Mortgage Corp.) are reimbursed by the Partnership for all operating expenses actually incurred by them on behalf of the Partnership, including without limitation, out-of-pocket general and administration expenses of the Partnership, accounting and audit fees, legal fees and expenses, postage and preparation of reports to Limited Partners. Such reimbursements are reflected as expenses in the Statement of Income.

     The General Partners collectively or severally were to contribute 1/10 of 1% in cash contributions as proceeds from the offering are admitted to limited Partner capital. As of December 31, 1998 a General Partner, GYMNO Corporation, had contributed $25,588, as capital in accordance with Section 4.02(a) of the Partnership Agreement.

NOTE 4 - OTHER PARTNERSHIP PROVISIONS

A.  Applicant Status

     Subscription funds received from purchasers of units are not admitted to the Partnership until appropriate lending opportunities are available. During the period prior to the time of admission, which is anticipated to be between 1-120 days in most cases, purchasers subscriptions will remain irrevocable and will earn interest at money market rates, which are lower than the anticipated return on the Partnerships Mortgage Investment portfolio.

     During the periods ending December 31, 1998, 1997, and 1996, interest totalling $4,454, $9,562 and $2,618 respectively, was credited to partners in applicant status. As Mortgage Investments were made and partners were transferred to regular status to begin sharing in income from Mortgage Investments secured by deeds of trust, the interest credited was either paid to the investors or transferred to partners capital along with the original investment.

B.  Term of the Partnership

     The term of the Partnership is approximately 40 years, unless sooner terminated as provided. The provisions provide for no capital withdrawal for the first five years, subject to the penalty provision set forth in (E) below. Thereafter, investors have the right to withdraw over a five-year period, or longer.

C.  Election to Receive Monthly, Quarterly or Annual Distributions

     Upon subscriptions, investors elect either to receive monthly, quarterly or annual distributions of earnings allocations, or to allow earnings to compound. Subject to certain limitations, a compounding investor may subsequently change his election, but an investors election to have cash distributions is irrevocable.

D.  Profits and Losses

     Profits and losses are allocated among the Limited Partners according to their respective capital accounts after 1% is allocated to the General Partners.

E.  Liquidity, Capital Withdrawals and Early Withdrawals

     There are substantial restrictions on transferability of Units and accordingly an investment in the Partnership is illiquid. Limited Partners have no right to withdraw from the Partnership or to obtain the return of their capital account for at least one year from the date of purchase of Units. In order to provide a certain degree of liquidity to the Limited Partners after the one-year period, Limited Partners may withdraw all or part of their Capital Accounts from the Partnership in four quarterly installments beginning on the last day of the calendar quarter following the quarter in which the notice of withdrawal is given, subject to a 10% early withdrawal penalty. The 10% penalty is applicable to the amount withdrawn as stated in the Notice of Withdrawal and will be deducted from the Capital Account and the balance distributed in four quarterly installments. Withdrawal after the one-year holding period and before the five-year holding period will be permitted only upon the terms set forth in the Partnership Agreement.

     Limited Partners will also have the right after five years from the date of purchase of the Units to withdraw from the Partnership on an installment basis, generally over a five year period in twenty (20) quarterly installments or longer. Once this five year period expires, no penalty will be imposed if withdrawal is made in twenty (20) quarterly installments or longer.
Notwithstanding the five-year (or longer) withdrawal period, the General Partners will liquidate all or part of a Limited Partners capital account in four quarterly installments beginning on the last day of the calendar quarter following the quarter in which the notice of withdrawal is given, subject to a 10% early withdrawal penalty applicable to any sums withdrawn prior to the time when such sums could have been withdrawn pursuant to the five-year (or longer) withdrawal period.

     The Partnership will not establish a reserve from which to fund withdrawals and, accordingly, the Partnerships capacity to return a Limited Partners capital is restricted to the availability of Partnership cash flow.

F.  Guaranteed Interest Rate For Offering Period

     During the period commencing with the day a Limited Partner is admitted to the Partnership and ending 3 months after the offering termination date, the General Partners shall guarantee an earnings rate equal to the greater of actual earnings from mortgage operations or 2% above The Weighted Average cost of Funds Index for the Eleventh District Savings Institutions (Savings & Loan & Thrift Institutions) as computed by the Federal Home Loan Bank of San Francisco on a monthly basis, up to a maximum interest rate of 12%. To date, actual realization exceeded the guaranteed amount for each month.

NOTE 5 - LEGAL PROCEEDINGS

The Partnership is not a defendant in any legal actions.

NOTE 6 - NOTE PAYABLE - BANK LINE OF CREDIT

     The Partnership has a bank line of credit expiring September 30, 2000, of up to $8,000,000 at .5% over prime secured by its Mortgage Investment portfolio. The note payable balances were $5,947,000 and $5,640,000 at December 31, 1998 and 1997, respectively, and the interest rate was 8.25% at December 31, 1998, (7.75% prime plus .50%).

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 7 - INVESTMENT IN LIMITED LIABILITY CORPORATION

     As a result of acquiring real property through foreclosure, the Partnership has contributed its interest (principally land) to a Limited Liability Corporation, which is owned 100% by the Partnership, will complete the construction and sell the property. The Partnership expects to realize a profit from the venture.

NOTE 8 - INCOME TAXES

     The following reflects a reconciliation from net assets (Partners Capital) reflected in the financial statements to the tax basis of those net assets:

                                                           December 31,
                                                   ---------------------------
                                                        1998            1997
                                                 --------------- ---------------
Net Assets - Partners Capital per financial
statements                                           $27,047,654     $20,931,153
Unamortized syndication costs                            357,449         436,358
Allowance for doubtful accounts                          414,073         257,500
Formation loans receivable                             1,640,904       1,386,693
                                                 --------------- ---------------
Net assets tax basis                                 $29,460,080     $23,011,704
                                                 =============== ===============

     In 1998 and 1997, approximately 61% of taxable income was allocated to tax exempt organizations, i.e., retirement plans. Such plans do not have to file income tax returns unless their "unrelated business income" exceeds $1,000. Applicable amounts become taxable when distribution is made to participants.

NOTE 9 - FAIR VALUE OF FINANCIAL INVESTMENTS

     The following methods and assumptions were used to estimate the fair value of financial instruments:

     (a) Cash and Cash Equivalents The carrying amount equals fair value. All amounts, including interest bearing, are subject to immediate withdrawal.

     (b) The carrying value of mortgage investments (see note 2(c) is $31,905,958. The fair value of these investments of $32,231,632 is estimated based upon projected cash flows discounted at the estimated current interest rates at which similar loans would be made. The applicable amount of the allowance for doubtful accounts along with accrued interest and advances related thereto should also be considered in evaluating the fair value versus the carrying value.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 10 - ASSET CONCENTRATIONS AND CHARACTERISTICS

     The Mortgage Investments are secured by recorded deeds of trust. At December 31, 1998, there were 55 Mortgage Investments outstanding with the following characteristics:

Number of Mortgage Investments outstanding                                   55
Total Mortgage Investments outstanding                              $31,905,958

Average Mortgage Investment outstanding                                $580,108
Average Mortgage Investment as percent of total                            1.82%
Average Mortgage Investment as percent of Partners Capital                 2.14%

Largest Mortgage Investment outstanding                               2,600,000
Largest Mortgage Investment as percent of total                            8.15%
Largest Mortgage Investment as percent of Partners Capital                 9.61%

Number of counties where security is located (all California)                11
Largest percentage of Mortgage Investments in one county                  32.65%
Average Mortgage Investment to appraised value of security at time
 loan was consummated                                                     59.50%

Number of Mortgage Investments in foreclosure status                          0
Amount of Mortgage Investments in foreclosure                                 0

The following categories of mortgage investments are pertinent at December 31, 1998 and 1997:

                                                              December 31,
                                               ---------------------------------
                                                       1998                1997
                                               ----------------  ---------------

First Trust Deeds                                 $22,349,185       $17,103,865
Second Trust Deeds                                  8,469,460         8,163,624
Third Trust Deeds                                   1,087,313            37,500
                                               ----------------  ---------------
  Total mortgage investments                       31,905,958        25,304,989
Prior liens due other lenders                      26,411,096        24,224,566
                                               ----------------  ---------------
  Total debt                                      $58,317,054       $49,529,555
                                               ================  ===============

Appraised property value at time of loan          $98,011,150       $88,714,541
                                               ================  ===============

Total investments as a percent of appraisals            59.50%            55.83%
                                               ================  ===============

Investments by Type of Property

Owner occupied homes                               $6,450,199        $2,445,423
Non-Owner occupied homes                            8,789,445         5,318,722
Apartments                                          3,256,602         5,982,649
Commercial                                         13,409,712        11,558,195
                                              ----------------  ----------------
                                                  $31,905,958       $25,304,989
                                              ================  ================

     The interest rates on the mortgage investments range from 8.00% to 14.00% at December 31, 1998.

                         REDWOOD MORTGAGE INVESTORS VIII
                       (A California Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

     Scheduled maturity dates of mortgage investments as of December 31, 1998 are as follows:

                        Year Ending
                        December 31,
                     -------------------


                            1999                              $11,815,481
                            2000                                9,576,318
                            2001                                5,540,542
                            2002                                1,515,906
                            2003                                1,336,291
                         Thereafter                             2,121,420
                                                              $31,905,958
                                                         =================


     The scheduled maturities for 1999 include approximately $265,376 in Mortgage Investments which are past maturity at December 31, 1998. Interest payment on only one of these loans was delinquent.



     The cash balance at December 31, 1998 of $528,688 was in one bank with interest bearing balances totalling $492,951. The balances exceeded FDIC insurance limits (up to $100,000 per bank) by $428,688. This bank is the same financial institution that has provided the Partnership with the $8,000,000 limit line of credit. At December 31, 1998, draw down against this facility was $5,947,000. As and when deposits in the Partnerships bank accounts increase significantly beyond the insured limit, the funds are either placed on new Mortgage Investments or used to pay-down on the line of credit balance.

     1. Financial Status of Corporate General Partner. The following financial statements of Gymno Corporation, the corporate General Partner, have been updated to December 31, 1998, and 1997, and are included in this Supplement.












               The Remainder of this page left intentionally blank

                                PARODI & CROPPER
                          CERTIFIED PUBLIC ACCOUNTANTS
                     3658 MOUNT DIABLO BOULEVARD, SUITE #205
                           LAFAYETTE, CALIFORNIA 94549

                                 (925) 284-3590
                               FAX (925) 284-3593


                          INDEPENDENT AUDITORS REPORT


BOARD OF DIRECTORS
GYMNO CORPORATION

     We have audited the accompanying balance sheets of GYMNO Corporation as of December 31, 1998, and 1997, and the related statements of income (loss), stockholders equity and cash flows for the two years ended December 31, 1998 and 1997 . These financial statements are the responsibility of the Companys management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of GYMNO Corporation as of December 31, 1998, and 1997, and the results of its operations and cash flows for the periods then ended in conformity with generally accepted accounting principles.


                                                         /S/ Parodi & Cropper
                                                           PARODI & CROPPER



Lafayette, California
March 11, 1999

                                GYMNO CORPORATION
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997


                                                            ASSETS


                                                       1998              1997
                                               ---------------    --------------
Cash and equivalents                                  $427            $1,338
Deferred income tax benefits                           143               136
                                               ---------------    --------------

          Total current assets                         570             1,474
                                               ---------------    --------------

Investment in partnerships, at net equity:
     Redwood Mortgage Investors IV                   7,500             7,500
     Redwood Mortgage Investors V                    5,000             5,000
     Redwood Mortgage Investors VI                   9,773             9,773
     Redwood Mortgage Investors VII                 12,248            12,448
     Redwood Mortgage Investors VIII                25,589            20,488
                                               ---------------    --------------
                                                    60,110            55,209
                                               ---------------    --------------

                                                   $60,680           $56,683
                                               ===============    ==============

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Accounts payable - Stockholders                 $436              $436

     Accrued income taxes                             232               382
     Loan from Redwood Mortgage at 8% interest      8,598             9,138
                                               ---------------    --------------
          Total current liabilities                 9,266             9,956
                                               ---------------    --------------

Stockholders' Equity:
     Common stock at stated value:
       Authorized 1,000,000 shares of no par value
         issued and outstanding 500 shares          5,000             5,000
     Paid-in surplus                                7,500             7,500
     Retained earnings                             38,914            34,227
                                               ---------------    --------------
         Total stockholders' equity                51,414            46,727
                                               ---------------    --------------
                                                  $60,680           $56,683
                                               ===============    ==============


See accompanying notes to financial statements.

                                GYMNO CORPORATION
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                YEAR ENDED           YEAR ENDED
                                                 DECEMBER           DECEMBER 31,
                                                    31,
                                                   1998                 1997
                                          -----------------     ----------------

REVENUE
     Partnership earnings - as General Partner      $14,458              $13,009
     Reconveyance fees                                4,391                5,175
     Other partnership earnings                          24                   34
                                          -----------------     ----------------

                                                     18,873               18,218
                                          -----------------     ----------------

EXPENSES
     Management services - Stockholders               6,443                5,818
     Professional Services                            3,750                3,569
     Interest expense                                   656                  608
     Recording Fees                                     867                    0
     Other                                               37                  278
                                          -----------------     ----------------
                                                     11,753               10,273


Income before provision for income taxes              7,120                7,945
                                          -----------------     ----------------

Provision for income taxes:
     California                                         953                  863
     Federal                                          1,480                1,328
                                          -----------------     ----------------
                                                      2,433                2,191
                                          -----------------     ----------------

Net income (loss)                                    $4,687               $5,754
                                          =================     ================

Per share (500 shares)                                $9.37               $11.51
                                          =================     ================




See accompanying notes to financial statements.



                                                           GYMNO CORPORATION
                                                  STATEMENTS OF STOCKHOLDERS EQUITY
                                                 YEAR ENDED DECEMBER 31, 1998 AND 1997




                                                 Common Stock            Paid-In        Retained
                                            -----------------------
                                              Shares         Amount        Surplus        Earnings         Total

Balances - December 31, 1996                    500#          5,000          7,500          28,473        40,973

Net income (loss) for the year ended
  December 31, 1997                                0              0              0           5,754         5,754
                                            ---------     ----------     ----------     -----------    ----------

Balances - December 31, 1997                    500#         $5,000         $7,500         $34,227       $46,727


Net income (loss) for the year ended
  December 31, 1998                                0              0              0           4,687         4,687
                                            ---------     ----------     ----------     -----------    ----------

Balances - December 31, 1998                    500#         $5,000         $7,500         $38,914       $51,414
                                            =========     ==========     ==========     ===========    ==========





See accompanying notes to financial statements.

                                GYMNO CORPORATION
                            STATEMENTS OF CASH FLOWS
                      YEAR ENDED DECEMBER 31, 1998 AND 1997



                                                 YEAR ENDED           YEAR ENDED
                                                    1998                 1997
                                                 ------------     --------------

Cash flows from operating activities:
 Net income (Loss)                                    $4,687              $5,754
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     (Increase) decrease in recoverable income taxes     (7)                (16)
     Increase (decrease) in accounts payable and
             accrued liabilities                       (150)             (2,639)
                                                ------------       -------------
                                                       4,530               3,099
                                                -------------      -------------

Cash flows from investing activities:
    (increase) decrease in:
    Cash invested in partnerships                    (4,901)             (5,047)
                                                -------------      -------------

Cash flows for financing activities:
     Increase (decrease) in:
        Loan from Redwood Mortgage                     (540)               1,620
                                                -------------      -------------

Net increase (decrease) in cash equivalents            (911)               (328)

Cash equivalents at beginning of year                  1,338               1,666
                                               --------------      -------------

Cash equivalents at end of year
         (consisting of cash in bank)                   $427              $1,338
                                               ==============      =============




See accompanying notes to financial statements.

                                GYMNO CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

     NOTE 1 - ORGANIZATION GYMNO Corporation (the Company) was formed in July, 1986 by D. Russell Burwell and Michael R. Burwell, each owning 250 shares, for the purpose of serving as corporate General Partner of California limited partnerships, (presently Redwood Mortgage Investors I, II, III, IV, V, VI, VII and VIII) which invest in high-yield debt instruments, primarily promissory notes secured by deeds of trust on California real estate.

     As corporate General Partner, the Company receives management fees and/or a small percentage of income for its services which are performed by the stock holders. In addition, the company receives reconveyance fees.

     The Company has also acquired limited partnership interests in Redwood Mortgage Investors VII. The Company receives investment income from such limited partnership interests.

     NOTE 2 - SUMMARY OF ACCOUNTING POLICIES The accompanying financial statements were prepared on the accrual basis of accounting wherein revenue is recognized when earned and expenses are recognized when incurred.

     Earnings per share, included in the statements of income, were calculated by dividing net income by the weighted average of common stock shares outstanding during the period. There is only one class of shares (common stock) and there are no provisions or agreements which could dilute earnings per share.

                                GYMNO CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31,1998 and 1997


NOTE 3 - INCOME TAXES The following reflects the income taxes for the periods ending December 31, 1997 and 1998:


                                                  YEAR ENDED                 YEAR ENDED
                                               DECEMBER 31,                  DECEMBER 31,
                                                    1997                       1998

                                             CALIF        FED           CALIF        FED
                                             ---------    --------- --- --------- -- ---------


Income before provision for income
    taxes                                      $7,945        7,945        $7,120       $7,120
Nondeductible expenses                              6            6             0            0
State Tax deduction:
         Prior fiscal year tax                      0        (800)             0        (863)
    Taxable income differential-
                                             ---------    ---------     ---------    ---------
partnerships                                    1,811        1,811         3,655        3,655
                                             ---------    ---------     ---------    ---------

Taxable income                                  9,762        8,962        10,775        9,912
                                             ---------    ---------     ---------    ---------

Tax rate (California $800 minimum)              8.84%          15%         8.84%          15%
                                             ---------    ---------     ---------    ---------

Income tax thereon                               $863       $1,344          $953       $1,487

Change in deferred income tax benefit               0         (16)             0          (7)
                                             ---------    ---------     ---------    ---------

Income Tax expense                               $863       $1,328          $953       $1,480
                                             =========    =========     =========    =========

Above tax liability                               863        1,344           953        1,487

Estimated tax payments                            800        1,025           864        1,344
                                             ---------    ---------     --------- -- ---------

Income tax liability                              $63         $319           $89         $143
                                             =========    =========     =========    =========

Total liability                                  $382                       $232
                                             =========                  =========


     California income taxes were determined at the greater of 8.84% of taxable income or the minimum tax ($800) and Federal income taxes were determined at the applicable Federal rate (15%).

     Deferred income taxes are based on timing differences in deductions for California income taxes which are deductible in the year after they apply (i.e.
- fiscal year 1998 taxes are deductible in 1999). At December 31, 1998 there were deferred income tax benefits of $143 relating to the $933 California Franchise Tax deductible in the following year.

  4. Plan of  Distribution.  As described  more fully in the  Prospectus,  on pages 73 through 75, the sales commissions that are paid to Participating Broker Dealers are not paid directly by the Partnership out of the offering proceeds. Instead, the Partnership lends to Redwood Mortgage Corp., an affiliate of the General Partners, funds from the offering proceeds equal to the amount of sales commission owed to the Participating Broker Dealers. For example, if an investor elects to invest $10,000 and elects to reinvest his earnings, the Partnership will pay a nine percent (9%) or $900 sales commission to the Participating Broker Dealer. Instead of paying $900 to the Participating Broker Dealer, the Partnership will lend $900 to Redwood Mortgage Corp. in the form of a formation loan. Redwood Mortgage pays the Participating Broker Dealer its sales commission and then repays the Partnership the amount of the loan, in the case of our example, $900. That loan, called the Formation Loan, is non-interest bearing, unsecured and is paid back to the Partnership from Redwood Mortgage Corp. over time. For a more detailed discussion of the structure of the Formation Loan, you should review carefully the sections of the Prospectus entitled "RISKS - Formation Loan" and "PLAN OF DISTRIBUTION - Formation Loan" For a detailed discussion of Redwood Mortgage Corp. and its activities, you should review carefully the section of the Prospectus entitled, "MANAGEMENT."

     Initial Formation Loan. The initial Formation Loan (the "First Formation Loan") made in connection with the initial Offering of $15,000,000, is to be repaid over ten (10) years. Installments of principal, without interest, are paid once a year. These installments commenced on December 31 of the year the offering terminated. The initial Offering terminated in September 1996, so repayments of the Formation Loan began in December 1996. The total amount of the First Formation Loan was $1,074,840. As of December 31, 1998, $230,126 had been repaid to the Partnership.

     Current Formation Loan. The current Formation Loan (the "Current Formation Loan") which is being made in connection with the current offering of Units is to be repaid differently than the Initial Formation Loan. It will be repaid in annual installments of one-tenth of the principal balance as of December 31 of each year. Such payment shall be due and payable by December 31 of the following year. No sales commissions for the current Offering were paid in 1996, therefore, no payment was made in 1997. The first payment of $43,223 was made December 31, 1998. This amount equals one-tenth (1/10) of the amount loaned to Redwood Mortgage Corp. from the Partnership to pay sales commissions in 1997. Upon completion of the Offering, the balance of the Current Formation Loan will be repaid in ten (10) equal annual installments of principal, without interest, commencing on December 31 of the year following the year the Offering terminates. As of, December 31, 1998, the Partnership, in connection with the Current Formation Loan, had loaned $839,413 to Redwood Mortgage Corp. from the Offering proceeds to pay sales commissions to Participating Broker Dealers.

     Sales by Registered Investment Advisors. In addition to purchasing Units through Participating Broker Dealers, we may accept unsolicited orders for Units directly from you if you utilize the services of a registered investment advisor. A registered investment advisor is an investment professional retained by you to advise you regarding your investment strategy regarding all of your assets, not just your investment with us. Registered investment advisors are paid by you based upon the total amount of your assets being managed by the registered investment advisor.

     If you utilize the services of a registered investment advisor in acquiring Units, Redwood Mortgage Corp. will pay to the Partnership, an amount equal to the sales commissions otherwise attributable to a sale of a Unit through a Participating Broker Dealer. The Partnership will in turn credit such amounts received by Redwood Mortgage Corp. to the account of the Investor who placed the unsolicited order.

     Election of Investors to Pay Client Fees. If you acquire Units directly from the Partnership through the services of a registered investment advisor, you will have the election, to authorize us to pay your registered investment advisor an estimated quarterly amount of no more than 2% annually of your Capital Account that would otherwise be paid to you as Periodic Cash Distributions or compounded as Earnings. For ease of reference, we have referred to these fees as "Client Fees." If you elect to compound Earnings, then the amount of the Earnings reinvested by you will be reduced by an amount equal to the amount of the Client Fees paid. Thus, the amount of the Periodic Cash Distributions paid or the amount of Earnings compounded will be less if you elect to pay Client Fees through us. The authorization to pay Client Fees is solely at your election and is not a requirement of investment with us.

     Client Fees are not Sale Commissions. All Client Fees paid will be paid from those amounts that would otherwise be paid to you or compounded in your capital account. The payment of all Client Fees is noncumulative and subject to the availability of sufficient Earnings in your Capital Account. In no event will any such Client Fees be paid by us as sales commissions or other compensation. We are merely agreeing to pay to the registered investment advisor, as an administrative convenience to you, a portion of those amounts that would otherwise be paid to you. In no event will the total of all compensation including sales commissions, expense reimbursements, sales seminar and/or due diligence expenses exceed ten percent (10%) of the program proceeds received plus an additional one-half percent (0.5%) for bona fide due diligence expenses as set forth in Rule 2810 of the NASD Conduct Rules.

     Representations and Warranties of Registered Investment Advisors. All registered investment advisors will represent and warrant to the Partnership that, among other things, that the investment in the Units is suitable for you, that he has informed you of all pertinent facts relating to the liquidity and marketability of Units, and that if he is affiliated with an NASD registered broker or dealer, that all Client Fees received by him in connection with this transaction will be run through the books and records of the NASD member in compliance with Notice to Members 96-33 and Rules 3030 and 3040 of the NASD Conduct Rules.


     5.  Compensation  of  General  Partners.  For the  period  from  inception,

inclusive of the Initial and Current Offerings to December 31, 1998, the General Partners and their Affiliates have received the following compensation. For a detailed explanation of all compensation that my be payable to us or our affiliates, please carefully review the section of the Prospectus entitled "COMPENSATION OF THE GENERAL PARTNERS AND AFFILIATES").

       a. Fees Paid by the Partnership to the General Partners and Allifiates

----------------- ------------------------------------------------ -------------
Entity Receiving       Description of Compensation
                                                                      Total paid
                                                                         to Date
Compensation
----------------- ------------------------------------------------ -------------

Redwood Mortgage      Mortgage Servicing Fee for
Corp.                 Servicing Mortgage Investments                    $760,740
----------------- -------------------------------------------- -----------------

General Partners      Asset Management Fee for managing assets           $91,355
----------------- -------------------------------------------- -----------------

General Partners      1% interest in profits, losses and distributions
                      of cash available for distribution                 $60,114

----------------- -------------------------------------------- -----------------

      b. Fees Paid by Borrowers on Mortgage Investments to
                      Affiliates of the General Partners.

----------------- -------------------------------------------- -----------------
Entity Receiving     Description of Compensation
                                                                      Total Paid
                                                                        to Date
Compensation
----------------- -------------------------------------------- -----------------

Redwood Mortgage       Mortgage Brokerage Commission for services in connection
Corp.                  with review, selection, evaluation.            $2,488,165
----------------- -------------------------------------------- -----------------

Redwood Mortgage      Processing and Escrow Fees for services
Corp                  in connection with notary, document preparation,
 .                     credit investigation and escrow fees.              $59,057
---------------- --------------------------------------------- -----------------

     1. Table of Open Mortgage Investments for the Partnership As Of December 31, 1998. As of December 1998, the Partnership had fifty-five (55) open Mortgage Investments with a principal outstanding balance totaling $ 31,905,958. Open Mortgage Investments are those Mortgage Investments in which the principal amount of the loan is outstanding. That is, the loan has not been paid back to the Partnership. The Partnership also had two Mortgage Investments aggregating approximately $ 234,474 in which the Partnership instituted collection remedies against the borrower. Those Mortgage Investments are included in the following table as those collection remedies have not been fully completed.

     The following table sets forth with respect to each open Mortgage Loan the following information:

  the date the Mortgage Loan was funded;

  the amount of the existing first or second mortgage on the property, if any;

  the amount of the Partnership Investment, the term of the Mortgage Investment;

  the appraised value of the property at the time the Mortgage Investment was made;

  the Loan to Value Ratio at the time the Mortgage Investment was made; and

  the current status of the Mortgage Investment.

     Please be aware that the key to the footnotes indicated in the following table appear at the bottom of the page.

                                       a. Loans Secured By Single Family Residences (1- 4 Units)

                      Date          Existing     Existing    Amount of    Loan      Appraised        %      Status
                        Funded    1st Mort. at   2nd        Partnership   Term       Value of    Loan to
County                               Funding     Mort. At     Mortgage    in mo.   Property at   Value
                                                  Funding    Investment              Funding     Ratio at
                                                             at Funding                           Funding
--------------------- ----------- -------------- ---------- ------------- -------- ------------- ---------- ---

Single Family Residences (county)
San Francisco 2         12/29/94     $1,060,486  $       0   $   325,000       96    $2,000,000    69.27     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 2               06/20/95         74,551          0        66,000       12       265,000    53.04     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         03/29/96              0          0       105,000      120       140,000    75.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Contra Costa 1          04/10/97              0          0        37,500       24        50,000    75.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....


1        Indicates a First Deed of Trust on the property.
2        Indicates a Second Deed of Trust on the property.
3         Indicates a Third Deed of Trust on the property.
4        The term loan-to-value ratio means to total amount of debt secured by the property expressed as a percentage of the total value of the  property.  Generally,  the loan to value  ratio  will not  exceed  80 of the appraised value for residential properties, 70 of the appraised value for commercial property and 50 of appraised value for unimproved land.
A        Loan current or less than 90 days delinquent
B        Loan 90 days or more delinquent
C        Loan in Foreclosure
D        Loan in Bankruptcy
E        Real Estate Owned through foreclosure by Partnership
F        Judgement obtained against borrower

                                       a. Loans Secured By Single Family Residences (1- 4 Units)

                      Date          Existing     Existing    Amount of    Loan      Appraised        %      Status
                        Funded    1st Mort. at   2nd        Partnership   Term       Value of    Loan to
County                               Funding     Mort. At     Mortgage    in mo.   Property at   Value
                                                  Funding    Investment              Funding     Ratio at
                                                             at Funding                           Funding
--------------------- ----------- -------------- ---------- ------------- -------- ------------- ---------- ---

Single Family Residences (county)(continued)
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 2               05/07/97    $   262,342  $       0  $     50,000       24   $   405,000    77.12     A
 .................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         06/26/97              0          0       390,000       36       565,000    69.03     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Monterey 2              06/18/97        350,668          0       700,000       18     1,570,000    60.55     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         04/24/97              0          0       579,300       36       800,000    72.41     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 2         09/16/97        579,300          0     1,320,000       18     2,450,000    77.52     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Mateo 1             10/07/97              0          0       250,000       36       435,000    57.47     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         10/23/97              0          0     2,400,000       18     3,403,034    70.53     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 1               12/24/97              0          0       690,000       24     1,249,500    55.22     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         04/24/98              0          0       352,000       24       440,000    80.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Marin 3                 03/25/98      1,300,000    326,346       894,000       24     2,867,000    87.91     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 3         08/07/98      1,702,800    420,000       950,700       18     4,205,000    73.09     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Stanislaus 1            09/15/98              0          0     2,500,000       36     4,004,263    62.43     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         11/03/98              0          0       910,000       18     1,300,000    70.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 2         11/13/98      1,320,000          0     1,155,000       18     3,300,000    75.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 2         10/16/98        277,208          0       210,000       24       675,000    72.18     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 2         11/03/98        910,000          0       953,000       18     2,800,000    66.54     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Mateo 1             11/25/98              0          0     2,600,000       12     3,946,429    65.88     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Contra Costa 2          04/15/93        255,604          0        62,500       60       452,500    70.30     F
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         12/19/94              0          0       171,974       12       395,000    43.54     E
 ..................... ........... .............. .......... ............. ........ ............. ........ .....


1        Indicates a First Deed of Trust on the property.
2        Indicates a Second Deed of Trust on the property.
3        Indicates a Third Deed of Trust on the property.
4        The term  loan-to-value  ratio means to total amount of debt secured by the property expressed as a percentage of the total value of the  property.  Generally,  the loan to value  ratio will not exceed 80 of the  appraised  value  for  residential properties, 70 of the appraised value for commercial property and 50 of appraised value for unimproved land.
A        Loan current or less than 90 days delinquent
B        Loan 90 days or more delinquent
C        Loan in Foreclosure
D        Loan in Bankruptcy
E        Real Estate Owned through foreclosure by Partnership
F        Judgement obtained against borrower


                                       b. Loans Secured By Multifamily Residences (5 plus Units)

                      Date          Existing     Existing    Amount of    Loan      Appraised        %      Status
                        Funded    1st Mort. at   2nd        Partnership   Term       Value of    Loan to
County                               Funding     Mort. At     Mortgage    in mo.   Property at   Value
                                                  Funding    Investment              Funding     Ratio at
                                                             at Funding                           Funding
--------------------- ----------- -------------- ---------- ------------- -------- ------------- ---------- ---

Multiple Units (county)
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Joaquin 2           10/05/94    $   713,917  $       0   $   200,000       60    $1,270,000    71.96     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Contra Costa 2          01/06/95        775,649          0       350,000       60     2,030,000    55.45     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         03/21/95              0          0       400,000      120       583,333    68.57     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Joaquin 2           07/11/95      1,773,424          0       385,000       60     3,132,500    68.90     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Mateo 1             09/18/97              0          0     2,200,000       12     3,470,000    63.40     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Marin 1                 07/09/98              0          0       390,000       12       519,726    75.04     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         08/11/98              0          0     1,137,500       36     2,170,000    62.79     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....


                                                c. Loans Secured by Commercial Property

                      Date          Existing     Existing    Amount of    Loan      Appraised        %      Status
                        Funded    1st Mort. at   2nd        Partnership   Term       Value of    Loan to
County                               Funding     Mort. At     Mortgage    in mo.   Property at   Value
                                                  Funding    Investment              Funding     Ratio at
                                                             at Funding                           Funding
--------------------- ----------- -------------- ---------- ------------- -------- ------------- ---------- ---

Commercial Properties (county)
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 1               08/16/93    $         0   $      0   $    82,500      120   $   130,000    63.46     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Sacramento 2            09/28/93        846,019          0        67,500      144     1,343,500    68.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 2         10/07/93         11,864          0       200,000       60       428,333    49.62     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 1               11/12/93              0          0       192,500       60       256,667    75.00     B
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Santa Clara 1           01/20/94              0          0       390,000       60       585,000    66.67     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Fresno 1                06/15/95              0          0       130,000       60       225,000    57.78     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Joaquin 1           12/13/95              0          0       320,000      120       570,000    56.14     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Contra Costa 1          01/05/96              0          0       104,000       36       190,000    54.74     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Mateo 1             02/16/96              0          0        75,000       60       265,000    28.30     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Santa Clara 2           03/22/96      5,492,788          0       955,000       60     9,665,032    74.41     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....


1        Indicates a First Deed of Trust on the property.
2        Indicates a Second Deed of Trust on the property.
3        Indicates a Third Deed of Trust on the property.
4        The term  loan-to-value  ratio means to total amount of debt secured by the property expressed as a percentage of the total value of the  property.  Generally,  the loan to value  ratio  will not exceed 80 of the  appraised  value for residential properties, 70 of the appraised value for commercial property and 50 of appraised value for unimproved land.
A        Loan current or less than 90 days delinquent
B        Loan 90 days or more delinquent
C        Loan in Foreclosure
D        Loan in Bankruptcy
E        Real Estate Owned through foreclosure by Partnership
F        Judgement obtained against borrower

                    c. Loans Secured by Commercial Property


                      Date          Existing     Existing    Amount of    Loan      Appraised        %      Status
                        Funded    1st Mort. at   2nd        Partnership   Term       Value of    Loan to
County                               Funding     Mort. At     Mortgage    in mo.   Property at   Value
                                                  Funding    Investment              Funding     Ratio at
                                                             at Funding                           Funding
--------------------- ----------- -------------- ---------- ------------- -------- ------------- ---------- ---

Commercial Properties (county)(continued)
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Santa Clara 1           03/31/96    $         0  $       0  $     40,000       36  $     56,640    70.62     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Mateo 2             08/20/96         74,754          0        65,000       54       265,000    52.74     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Santa Clara 2           11/15/96        468,000          0        18,000       15       585,000    83.08     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Stanislaus 2            12/31/96        273,795          0     1,450,000       36     4,829,613    35.69     B
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         03/28/97              0          0       700,000       12     2,100,000    33.33     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Mateo 1             04/23/97              0          0       370,000       60       495,000    74.75     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         06/18/97              0          0     1,350,000       42     2,432,500    55.50     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         09/12/97              0          0       150,000       60     1,440,000    10.42     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 1         09/19/97              0          0       325,000      120       595,000    54.62     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 2               09/30/97        156,750          0       169,555      120       568,125    57.43     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Alameda 1               12/19/97              0          0     1,075,000       60     1,440,094    74.65     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Stanislaus 1            02/06/98              0          0       350,000       18       700,000    50.00     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Contra Costa 2          05/13/98      1,124,681          0       300,000       18     1,870,000    76.19     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Stanislaus 1            07/24/98              0          0     1,072,000       18     1,949,344    54.99     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
San Francisco 2         06/17/98      3,143,154          0     1,515,000       12     8,214,108    56.71     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Santa Clara 1           11/04/98              0          0     1,800,000       24     2,610,000    68.97     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....
Stanislaus 1            12/03/98              0          0       650,000       36       984,286    66.04     A
 ..................... ........... .............. .......... ............. ........ ............. ........ .....


1        Indicates a First Deed of Trust on the property.
2        Indicates a Second Deed of Trust on the property.
3        Indicates a Third Deed of Trust on the property.
4        The term  loan-to-value  ratio means to total amount of debt secured by the property expressed as a percentage of the total value of the  property.  Generally,  the loan to value  ratio will not exceed 80 of the appraised  value  for  residential properties, 70 of the appraised value for commercial property and 50 of appraised value for unimproved land.
A        Loan current or less than 90 days delinquent
B        Loan 90 days or more delinquent
C        Loan in Foreclosure
D        Loan in Bankruptcy
E        Real Estate Owned through foreclosure by Partnership
F        Judgement obtained against borrower


         MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS

     On December 31, 1998, the Partnership was in the offering stage of its second offering of ($30,000,000). Contributed capital from Limited Partners totalled $14,932,017 for the first offering and $10,658,118 for the second offering, an aggregate of $25,590,135 as of December 31, 1998. Of this amount, none remained in applicant status. Accordingly, together with initial approved offering of $15,000,000 the Partnership has approval for an aggregate offering of $45,000,000 in Units of $100 each.

     At December 31, 1998, the Partnerships Mortgage Investments outstanding totalled $31,905,958. The primary reason for an increase in Mortgage Investments Outstanding from $6,484,707 in 1994, to $12,047,252 in 1995, to $15,642,990 in
1996, to  $25,304,989  in 1997, and to $31,905,958 to December 31, 1998, was the
additional capital admitted to the Partnership through sale of Limited Partnership Units and reinvestment of Limited Partners earnings. Additional
Partners   Capital   contributions   have  totalled   $4,508,824,   $3,834,799,
$3,863,536, $5,565,372 and $5,100,458 and the reinvestment of earnings by Limited Partners who have elected to reinvest earnings have totalled $239,956, $524,988, $800,218, $1,119,465, and $1,440,687 for the years ended December 31,
1994, December 31, 1995, December 31, 1996, December 31, 1997 and December 31, 1998, respectively. To a lesser extent, Mortgage Investments outstanding have also increased through the utilization of the Partnerships line of credit. The effect of more outstanding Mortgage Investments raised the interest earned on Mortgage Investments for the years ended December 31, 1994, 1995, 1996, 1997, and 1998 to $480,110, $1,031,029, $1,718,208, $2,613,008 and $3,376,293
respectively. Interest rates on Mortgage Investments ranged from 8.00% to 14.00%. The Partnership began funding Mortgage Investments on April 14, 1993 and as of December 31, 1998, distributed earnings at an average annualized yield of 8.36%.

     Currently, mortgage interest rates have decreased from those prevalent at the inception of the Partnership. New mortgage investments will be originated at these lower interest rates which could reduce the average return across the entire Mortgage Investment portfolio held by the Partnership. In the future, interest rates likely will change from their current levels. The General Partners cannot at this time predict at what levels interest rates will be in the future. Although the rates charged by the Partnership are influenced by the level of interest rates in the market, the General Partners do not anticipate that rates charged by the Partnership to its borrowers will change significantly from the beginning of 1999 over the next 12 months. Based upon the rates payable in connection with the existing Mortgage Investments, the current and anticipated interest rates to be charged by the Partnership and the General Partners experience, the General Partners anticipate that the annualized yield will range between eight & nine percent (8% - 9%).

     In 1995, the Partnership established a line of credit with a commercial bank secured by its Mortgage Investments and since its inception, has increased the limit from $3,000,000 to $8,000,000. For the years ended December 31, 1996, 1997 and December 31, 1998, interest on Note Payable-Bank was $188,638 ,
$340,633  and  $513,566  respectively.  For 1997  and the  twelve  months  ended
December 31, 1998, the increase in interest on notes payable-Bank has been attributed to a higher overall credit facility utilization. As of December 31, 1998, the Partnership has borrowed $5,947,000 at an interest rate of prime + 1/2%. This facility could increase as the Partnerships capital increases. This added source of funds will help in maximizing the Partnership yield by allowing the Partnership to minimize the amount of funds in lower yield investment accounts when appropriate Mortgage Investments are not currently available. Additionally, the Mortgage Investments made by the Partnership bear interest at a rate in excess of the rate payable to the bank which extended the line of credit, the amount to be retained by the Partnership, after payment of the line of credit cost, will be greater than without the use of the line of credit. As of December 31, 1998, the balance remained at $5,947,000 and in accordance with the line of credit, the Partnership paid all accrued interest as of that date.

     The Partnerships income and expenses, accruals and delinquencies are within the normal range of the General Partners expectations, based upon their experience in managing similar partnerships over the last twenty one years. Mortgage servicing fees increased from $155,912 to $189,692, and to $295,052 for the years ended December 31, 1996, 1997 and 1998. The mortgage servicing fees increased primarily due to increase in the outstanding Mortgage Investment portfolio. Asset Management fees increased from $17,053 to $24,966, and to $31,651 for the years ended December 31, 1996, 1997 and 1998, respectively. The Asset Management fee increase was due primarily to the increased Partners capital which the General Partners are managing. All other Partnership expenses fluctuated within a narrow range commonly expected to occur, except for interest on note payable - bank which is discussed earlier in the Management Discussion and Analysis of Financial Condition and Results of Operations. Borrowers foreclosures, as set forth under Results of Operations, are a normal aspect of Partnership operations and the General Partners anticipate that they will not have a material effect on liquidity. Cash is constantly being generated from interest earnings, late charges, pre-payment penalties, amortization of principal and pay-off on Mortgage Investments. Currently, cash flow exceeds Partnership expenses and earnings payout requirements. . Excess cash flow will be invested in new Mortgage Investment opportunities when available, used to reduce the Partnership credit line or in other Partnership business.

     The General Partners regularly review the Mortgage Investments portfolio, examining the status of delinquencies, the underlying collateral securing these Mortgage Investments, borrowers payment records, etc. Data from the local real estate market and of the national and local economy are reviewed. Based upon this information and other data, loss reserves are increased or decreased. In 1996, 1997 and 1998, the Partnership made provisions for doubtful accounts of $55,383, $139,804 and $162,969 respectively. These provisions for doubtful accounts were made primarily as a prudent action to guard against unidentified collection losses. The provision for doubtful accounts as of December 31, 1998, of $414,073 is considered by the General Partners to be adequate. Because of the number of variables involved, the magnitude of the swings possible and the General Partners inability to control many of these factors actual results may and do sometimes differ significantly from estimates made by the General Partners.

     California continues to be in an advantageous stage of its commercial building cycle. Markets are balanced, meaning that there is neither a critical shortage of space (signaled by rapidly rising rents and a flourish of rehabs and alterations), nor is there an oversupply (falling rents and occupancy, financial difficulties among owners and non-performing loans at lenders).

     Homebuilding increased again last year as 126,000 housing permits were issued, the most issued in any years since 1990. Even so, homebuilding is proceeding at a rate that does not seem to satisfy current and projected demand. The median price of an existing home sold last year rose 8 percent, a very large gain in comparison to the meager 2 percent or so of the general rate of inflation. The volume of homes sold was up a huge 13 percent.

     The December 1998 issue of Western Economic Developments, published by the Federal Reserve Bank of San Francisco, said the following about the California economy:

     The pace of economic growth in California was solid in recent months, despite continued contraction in some major industries. Total payroll employment rose 3.2 percent on an annual basis in October and November. This is above the average growth rate for the first eleven months of 1998, but it is below the 3.8 percent pace from last year. Faced by declining export demand and rising import competition, durable goods manufacturers cut employment in November. Manufacturers of computers and electronic components have been particularly hard hit this year, and aerospace employment has contracted. However, the pace of job creation has remained strong in sectors other than manufacturing, and this has helped to lower the state unemployment rate to 5.7 percent in November.

     Californias  state and local  governments  have created new jobs at about a
2.5 percent annual pace this year, a pickup from prior years that is due in part to improved fiscal capacity. About 21,000 of the 29,000 jobs created this year were for educators at local schools.

     To the Partnership, the above evaluation of the California economy means an increase in property values, job growth, personal income growth, etc., which all translates into more loan activity, which of course, is healthy for the Partnerships lending activity. At the time of subscription to the Partnership, Limited Partners make an irrevocable decision to either take distributions of earnings monthly, quarterly or annually or to compound earnings in their capital account. For the years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Partnership made distributions of earnings to Limited Partners after allocation of syndication costs of $418,380, $495,480 and $614,383 respectively. Distribution of Earnings to Limited Partners after allocation of syndication costs for the years ended December 31, 1996, December 31, 1997 and December 31, 1998, to Limited Partners capital accounts and not withdrawn was $800,218, $1,119,465 and $1,440,687 respectively. As of December 31, 1996,
December 31, 1997 and December 31, 1998, Limited Partners electing to withdraw earnings represented 34%, 30% and 30% respectively of the Limited Partners outstanding capital accounts. The decreases in percentage of Limited Partners electing to withdraw earnings is due to an increase in percent of new Limited Partners choosing to compound earnings and the dilution effect occurring when
compounding   Limited   Partners   capital   accounts  grow  through   earnings
reinvestment compared to Limited Partners that have chosen to liquidate earnings.

     The Partnership also allows the Limited Partners to withdraw their capital account subject to certain limitations (see liquidation provisions of Partnership Agreement). Once a Limited Partners initial five year hold period has passed, the General Partners expect to see an increase in liquidations due to the ability of Limited Partners to withdraw without penalty. This ability to withdraw five years after a Limited Partners investment has the effect of providing Limited Partner liquidity which the General Partners then expect a portion of the Limited Partners to avail themselves of. This has the anticipated effect of the Partnership growing, primarily through reinvestment of earnings in years one through five. The General Partners expect to see increasing numbers of Limited Partner withdrawals in years five through eleven, at which time the bulk of those Limited Partners who have sought withdrawal have been liquidated. After year eleven, liquidation generally subsides and the Partnership capital again tends to increase through earnings reinvestment. Since the five year hold period for most of the investors has yet to expire, as of December 31, 1998, many Limited Partners may not as yet avail themselves of this provision for liquidation. Earnings and capital liquidations including early withdrawals since inception, 1993 through December 31, 1998 were:

                        1993       1994     1995      1996       1997       1998
                      ------- --------- -------- --------- ---------- ----------


Earnings Liquidation  $46,855 $165,814   $303,477  $418,380  $495,480   $614,383
Capital Liquidation         0        0     $5,640  $146,755  $132,619   $257,344
                      ------- --------- -------- --------- ---------- ----------

Total                 $46,855 $165,814   $309,117  $565,135  $628,099   $871,727
                      ======= ======== ========== ========= ========= ==========



     Additionally, Limited Partners may withdraw over a period of one year subject to certain limitations and penalties. For the years ended December 31, 1996, December 31, 1997, and December 31, 1998, $146,755, $132,619 and $244,213
respectively  were liquidated  subject to the 10% penalty for early  withdrawal.

This represents only 1.00%, 0.63% and 0.90% of the Limited Partners ending capital for the years ending December 31, 1996, 1997, and 1998 respectively. These withdrawals are within the normally anticipated range that the General Partners would expect in their experience in this and other Partnerships. The General Partners expect that a small percentage of Limited Partners will elect to liquidate their capital accounts over one year with a 10% early withdrawal penalty. In originally conceiving the Partnership, the General Partners wanted to provide Limited Partners needing their capital returned a degree of liquidity. Generally, Limited Partners electing to withdraw over one year need to liquidate investment to raise cash. The trend the Partnership is experiencing in withdrawals by Limited Partners electing a one year liquidation program represents a small percentage of Limited Partner capital as of December 31, 1996, December 31, 1997 and December 31, 1998, respectively and is expected by the General Partners to commonly occur at these levels. The Year 2000 will be a challenge for the entire world, with respect to the conversion of existing computerized operations. The Partnership is completing an assessment of Year 2000 hardware and software issues. This assessment is not yet fully complete. The Partnership relies on Redwood Mortgage Corp., an affiliate of the Partnership, and third parties to provide loan and investor services and other computerized functions, effected by Year 2000 computerized operations. Major services provided to the Partnership by these companies are loan servicing, accounting and investor services. The vendors that supply the software for loan servicing have already confirmed compliance with Year 2000 issues. Installation of accounting software that is Year 2000 compliant will begin after the 1998-year ends. The investor servicing software Year 2000 compliance is still under assessment. Existing investor servicing software maintenance agreements provide for conversion to Year 2000 compliance to be provided by the vendor. Additionally, the Partnership has contacted several vendors that provide investor services as a possible alternative to continuing to provide investors services in house. It would appear that these service providers would be more expensive than the current in house systems but they do provide a back-up alternative in the event of our own failure to fully convert. Hardware utilized by Redwood Mortgage Corp., is currently being tested to insure that modifications necessary to be made prior to Year 2000 can be accomplished. At this juncture, existing hardware appears to be substantially compliant with Year 2000 issues.

     The costs of updating the various software systems will be borne by the various companies that supply the Partnership with services. Therefore, no significant capital outlays are anticipated and the Partnership expects only incidental costs of conversion for Year 2000 issues.

     The Partnership is in the business of making Mortgage Investments secured by real estate. The most important factor in making the Mortgage Investments is the value of the real estate security. Year 2000 issues have some potential to effect industries and businesses located in the marketplaces in which the Partnership places its Mortgage Investments. This would only have an affect on the Partnership if Year 2000 issues cause a significant downturn in the northern California economy. In fact, Silicon Valley is located in our marketplace. There may be significant increased demand for Silicon Valley type services and goods as companies make ready for the Year 2000 conversion.

     Although not fully developed, if all or any accounting, loan servicing and investor services conversions should fail, the size and scope of the Partnerships activities are such that they could be handled at an equal or higher cost on a manual basis or outsourced to other servicers existing in the industry, while correcting systems problems and are likely to be temporarily in nature. While this would entail some initial set up costs, these costs would likely not be so significant as to have a material effect upon the Partnership. Shifting portions of daily operations to manual or outsourced systems may result in time delays. Time delays in providing accurate and pertinent information could negatively affect customer relations and lead to the potential loss of new loans and Limited Partner investments.

     The foregoing analysis of Year 2000 issues includes forward-looking statements and predictions about possible or future events, results of operations and financial condition. As such, this analysis may prove to be inaccurate because of the assumptions made by the General Partner or the actual development of future events. No assurance can be given that any of these forward-looking statements and predictions will ultimately prove to be correct or even substantially correct.

     Various other risks and uncertainties could also affect the Year 2000 analysis causing the effect on the Partnership to be more severe than discussed above. The General Partners Year 2000 compliance testing cannot guarantee that all computer systems will function without error beyond the Year 2000. Risks also exist with respect to Year 2000 compliance by external parties who may have no relationship to the Partnership or the General Partners, but who have a significant relationship with one or more third parties, and may have a system failure that adversely affects the Partnerships ability to conduct business. While the General Partners are attempting to identify such external parties, no assurance can be given that it will be able to do so. Furthermore, third parties with direct relationships with the Partnership, whose systems have been identified as likely to be Year 2000 compliant, may suffer a breakdown due to unforeseen circumstances. It is also possible that the information collected by the General Partners for these third parties regarding their compliance with Year 2000 issues may be incorrect. Finally, it should be noted that the foregoing discussion of Year 2000 issues assumes that to the extent the General Partners systems fail, whether because of unforeseen complications or because of
third  parties   failure,   switching  to  manual  operations  will  allow  the
Partnership to continue to conduct its business. While the General Partner believes this assumption to be reasonable, if it is incorrect, the Partnerships results of operations would likely be adversely affected.


     7. Experts.  The Financial Statements of the Partnership as of December 31,


1998, and of the Corporate General Partner, Gymno Corporation, as of December 31, 1998, included herein, have been examined by Parodi & Cropper, independent certified public accountants as set forth in their report thereon appearing elsewhere herein and have been included herein in reliance on such reports and authority of such firm as experts in accounting and auditing. Financial Statements of the Partnership as of December 31, 1998, are audited. (see section of the Prospectus entitled Managements Discussion and Analysis of Financial Condition and Results of Operation).


     8.  Prior  Program   Mortgage   Investments  and  Prior  Program   Mortgage

Investments Summaries. Tables I and II of the Prior Performance Tables set forth in Appendix I of the Prospectus have been updated to provide information as of December 31, 1998, and are included on the following pages of this Supplement as Attachment I. The Prior Program Mortgage Investments Summaries set forth on pages 42 and 43 have been updated to provide information as of December 31, 1998, and are attached to this Supplement No. 3 as Attachment II.

    9. Geographic  Area of Lending  Activity:  The  Partnership  will invest in

Deeds of Trust secured by property located in California. The General Partners anticipate that approximately 70% of the Partnerships Mortgage Investments will be secured by Deeds of Trust on properties located in the San Francisco Bay Area. (The counties composing the San Francisco Bay Area are San Francisco County, San Mateo County, Santa Clara County, Marin County, Alameda County and Contra Costa County). As of 12/31/98, 70.20% of the Partnership's Mortgage Investments are secured by Deeds of Trust on properties in the San Francisco Bay Area. The remaining Mortgage Investments are located in California. The economy of a lending area is an important factor in protecting real estate value. The San Francisco Bay Area has an aggregate population of over 3.5 million people, a broad diversified economic base, an expanding working population and a minimum of buildable sites. The General Partners believe these factors contribute to a more stable market for real estate. Although the general real estate market in California like most of the country, suffered a decline in property values during the early 1990s, the California real estate property values have improved somewhat beginning in 1995. The General Partners believe the strength of the California economy especially in the Bay Area, will continue to protect real estate values over the longer term.

     Californias economy slowed in the second half of 1998, but its growth was still impressive. Payroll employment rose 3.2 percent in 1998 which was a very strong gain. That growth translates into a rise in real Gross State Product of nearly 5 percent, or about one percentage point faster than the nation as a whole, since U.S. Real GDP rose 3.9 percent last year.

                                  ATTACHMENT I
                                       to
                      SUPPLEMENT NO. 5 DATED APRIL 26, 1999

                        UPDATED PRIOR PERFORMANCE TABLES


     The prior performance tables as referenced in the Prior Performance Summary of the Prospectus present information on programs previously sponsored by the General Partners.

     The purpose of the tables is to provide information on the performance of these partnerships to assist prospective investors in evaluating the experience of the General Partners as sponsors of such partnerships. While none of the information represents activities of an entity whose investment objectives and criteria are identical to the Partnership, in the opinion of the General
Partners all of the partnerships included in the tables had investment objectives which were similar to those of the Partnership. Factors considered in making such determination included the type of investments, expected benefits from investment and structure of the programs. Each of such prior programs had the following objectives: (i) annual distributions of cash or credits to a
Partner's capital account for additional Mortgage Investments; and (ii) preservation of the Partnership's capital. Redwood Mortgage Investors VI, Redwood Mortgage Investors VII, and the Partnership differ from the prior programs in that they will amortize organizational costs over a five (5) year period instead of a ten (10) year period and will invest in a greater percentage of first deeds of trust. In addition, the Partnership's Loan Servicing Fees may be slightly higher and interest earned on the Mortgage Investments made by the partnership will differ due to economic considerations and other factors at the present time. Accordingly, such prior programs differed in certain respects from the Partnership, and inclusion of these tables does not imply that investors of the Partnership will experience results comparable to those experienced in the partnerships referred to in the tables.


         The updated tables consist of:

         Table I           Experience in Raising and Investing Funds.

         Table II          Compensation to General Partners and Affiliates.

         Table III         Operating Results of Prior Limited Partnerships.

         Table V           Payment of Mortgage Investments.

     Persons who purchase Interests in the Partnership will not thereby acquire any ownership interest in any of the partnerships to which these tables relate. The inclusion of the following tables in the Prospectus does not imply that the Partnership will make investments comparable to those reflected in the tables with respect to cash flow, income tax consequences available to investors, or other factors, nor does it imply that they will experience returns, if any, comparable to those experienced by investors in the partnerships referred to below.

     The General Partners have sponsored two (2) other public programs registered with the Securities and Exchange Commission. Therefore, the following tables also include information about prior non-public programs whose investment objectives are similar to those of the Partnership. These partnerships were offered without registration under the Securities Act of 1933 in reliance upon the intrastate offering exemption from the registration requirements thereunder and/or the exemption for transactions not involving a public offering.

     Additional information regarding the Description of Open Loans of Prior Limited Partnerships is provided in Table VI in Part II of this Registration Statement. The Partnership will furnish without charge to each person to whom this Prospectus is delivered, upon request, a copy of Table VI.

                        Definitions and Glossary of Terms

The following terms used in the Tables have the following meanings:

     "Cash Generated From Operations" shall mean excess or deficiency of operating cash receipts over operating cash expenditures.

"GAAP" shall mean generally accepted accounting principles.

     "Months to Invest 90% of Amount Available For Investment" shall mean the time period from commencement of the offering to date of close of escrow of initial Partnership Loans.

               The following is a brief description of the Tables:

TABLE I - EXPERIENCE IN RAISING AND INVESTING FUNDS

     Table I summarizes, as a percentage basis, all funds through December 31, 1998 for partnerships which completed funding during the three (3) years ending on such date.

TABLE II - COMPENSATION TO GENERAL PARTNERS AND AFFILIATES

     Table II summarizes the compensation paid the General Partners and Affiliates by those partnership which completed their offering during the three
(3) years ended December 31, 1998.

TABLE III - OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

     Table III summarizes the annual operating results through December 31, 1998 for partnerships which closed their offering during the ten (10) years ending December 31, 1998.

TABLE V - PAYMENT OF MORTGAGE INVESTMENTS

     Table V presents information on the payment of the partnership Mortgage Investments within the three (3) years ending December 31, 1998.

     Some of the Mortgage Investments are fractionalized and held as undivided interests with other partnerships and third parties. The information presented in Table V as to fractionalized loans represents only that partnership's interest in a certain loan.

                                     TABLE I
                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                            (AS OF DECEMBER 31, 1998)
            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                               RMI VII
                                                        ---------------
Dollar Amount Offered                                      $12,000,000
Dollar Amount Raised                                       $11,998,359
Percentage of Amount Raised                                    100.00%
Less Offering Expenses:
     Organization Expense                                        3.55%
Percentage Available for Investment
       Net of Offering Expenses                                 96.45%
     Mortgage   Investments   Funded   from   Offering
Proceeds
       Secured by Deeds of Trust                                86.85%
     Formation Loan (1):                                         7.62%
     Selling Commissions Paid to Non-Affiliates                  1.00%
     Selling Commissions Paid to Affiliates                          0
     Mortgage Investments Commitments (2):                           0
     Mortgage Investment Application or Mortgage
         Investment Processing Fees                                  0
     Funds Available for Future Commitments                          0
     Reserve                                                     0.98%
                                                        ===============
Total                                                           96.45%
                                                        ===============




Date Offering Commenced                                       10/20/89
Length of Offering                                           36 months
     Months to Commit 90% of Amount
     Available for Investment
     (Measured from Beginning of.
     Offering)                                               38 months

                                     TABLE I
                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                            (AS OF DECEMBER 31, 1998)
            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                    RMI VI
                                                             --------------
Dollar Amount Offered                                          $12,000,000
Dollar Amount Raised                                          $  9,772,594
Percentage of Amount Raised                                        100.00%
Less Offering Expenses:
     Organization Expense                                            2.63%
     Selling Commissions Paid to Non-Affiliates                      1.00%
     Selling Commissions Paid to Affiliates                              0
Percentage Available for Investment,
       Net of Offering Expenses                                     96.37%
     Mortgage Investments Funded from Offering
       Proceeds Secured by Deeds of Trust                           86.04%
     Formation Loan (1):                                             6.27%
     Mortgage Investment Commitments                                     0
     Mortgage Investment Application or Mortgage Investment
       Processing Fees                                                   0
     Funds Available for Future
       Commitments                                                   1.06%
     Reserve                                                         3.00%
                                                             ==============
Total                                                               96.37%
                                                             ==============





Date Offering Commenced                                           09/03/87
Length of Offering                                               24 months
Months to Commit 90% of Amount Available for
     Investment(Measured from Beginning of Offering)             25 months

                                    TABLE II
                 COMPENSATION TO GENERAL PARTNERS AND AFFILIATES
                            (AS OF DECEMBER 31, 1998)

            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS)


                                                                      RMI VII
                                                          ----------------------
Date Offering Commenced                                                 10/20/89
Dollar Amount Raised                                                 $11,998,359
Amount Paid to General Partners and Affiliates from:
       Offering Proceeds                                                       0
       Selling Commissions                                                     0
       Loan Application or Loan
         Processing Fees                                                       0
       Reimbursement of Expenses, at Cost                                 86,082
       Acquisition Fees                                                        0
       Advisory Fees                                                           0
       Other                                                                   0
Loan Points, Processing and Other Fees Paid by the Borrowers to

Affiliates:
          Points (1)                                                  $1,837,032
          Processing Fees (1)                                             51,881
          Other (1)                                                        7,683
Dollar Amount of Cash Generated from Operations Before Deducting from
       Payments to General Partners and Affiliates:                   12,015,999
Amount Paid to General Partners and Affiliates from Operations:
       Partnership Management Fees                                        69,387
       Earnings Distribution                                              70,295
       Mortgage Servicing Fee                                            511,493
     Late Charges                                                              0
       Reimbursement of Expenses, at Cost                                219,603
     Prepayment Fee                                                            0

     (1) These sums were paid by borrowers of Partnership funds, and were not expenses of the Partnership.

                                    TABLE II
                 COMPENSATION TO GENERAL PARTNERS AND AFFILIATES
                            (AS OF DECEMBER 31, 1998)
            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                         RMI VI
                                                       -------------------------
Date Offering Commenced                                                  9/03/87
Dollar Amount Raised                                                 $ 9,772,594
Amount Paid to General Partners and Affiliates from:
       Offering Proceeds                                                       0
       Selling Commissions                                                     0
       Loan Application or Loan Processing Fees                                0
       Reimbursement of Expenses, at Cost                                103,708
       Acquisition Fees                                                        0
       Advisory Fees                                                           0
       Other                                                                   0
Loan Points, Processing and Other Fees Paid by the Borrowers to

Affiliates:
     Points (1)                                                       $1,506,779
     Processing Fees (1)                                                  60,622
     Other (1)                                                             8,256
Dollar Amount of Cash Generated from Operations Before Deducting
  Payments to General Partners and Affiliates:                        14,155,253
Amount Paid to General Partners and Affiliates from Operations:
     Partnership Management Fees                                          80,936
     Earnings Fee                                                         83,374
     Mortgage Servicing Fee                                              670,082
     Reimbursement of Expenses, at Cost                                  270,006

     (1) These sums were paid by borrowers of Partnership funds, and were not expenses of the Partnerships.

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI VII
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                      1989              1990             1991
                                                              -------------    --------------    -------------
                                                  5 days in December 1989

Gross Revenues                                                      $1,682          $238,949         $759,828
Less: General Partners' Mgmt Fee                                         0             4,795            7,506
  Mortgage Servicing Fee                                                 0            14,172           42,177
  Administrative Expenses                                              191             5,304           36,595
  Provision for Uncollected Accts                                        0             3,000           19,398
  Amortization of Organization and Syndication Costs                     3               773              894
  Offering Period Interest Expense to Limited Partners               1,241            14,616           23,114
  Interest Expense                                                       0                 0                0
                                                              -------------    --------------    -------------
Net Income (GAAP Basis) dist. to Limited Partners                     $247          $196,289         $630,144
                                                              -------------    --------------    -------------
Sources of Funds - Net Income                                         $247          $196,289         $630,144
Reduction in Assets                                                      0                 0                0
Increase in Liabilities                                             28,696                 0           13,531
Early Withdrawal Penalties Applied to Synd. Costs                        0                 0              370
Increase in Applicant's Deposit                                    163,632            27,290          134,278
Increase in Partners' Capital                                      135,743         2,866,189        4,957,724
                                                              -------------    --------------    -------------
Cash generated from Operations                                    $328,318        $3,089,768       $5,736,047
Use of Funds-Increase in Assets                                    287,117         2,720,557        5,549,077
Reduction in Liabilities                                                 0            27,876                0
Decrease in Applicant's Deposit                                          0                 0                0
Offering Period Interest Expense to Limited Partners                   188             5,094            9,379
  Investment Income Pd to LP's                                          52            58,001          228,039
  Return of Capital to LP's                                              0                 0           10,893
                                                              -------------    --------------    -------------
Net Increase (Decrease) in Cash                                    $40,961          $278,240        $(61,341)
Cash at the beginning of the year                                        0            40,961          319,201
Cash at the end of the year                                         40,961           319,201          257,860
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $1.46           $108.02          $102.02
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                          $1.46           $102.99           $97.51
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                         $0.38         $35.41(1)        $39.22(1)
  Capital (1)                                                            0                 0            $1.87
Federal Income Tax Results for $1,000 Invested Capital
  for a Compounding Ltd. Partner                                     $9.10           $119.03          $109.67
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $8.33           $113.40          $104.83


NOTES:
(1)  Based upon year's average capital balances.

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI VII
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1992             1993              1994
                                                            --------------    -------------     -------------

Gross Revenues                                                 $1,468,593       $1,711,092        $1,489,882
Less: General Partners' Mgmt Fee                                   14,202           16,735            10,008
  Mortgage Servicing Fee                                           53,628           58,802                 0
  Administrative Expenses                                          95,526          152,782            78,822
  Provision for Uncollected Accts                                 125,618          235,423           335,955
  Amortization of Organization and Syndication Costs                2,016            2,016             2,016
  Offering Period Interest Expense to Limited Partners             13,361                0                 0
  Interest Expense                                                 68,226          119,351           135,790
                                                            --------------    -------------     -------------
Net Income (GAAP Basis) dist. to Limited Partners              $1,096,016       $1,125,983          $927,291
                                                            --------------    -------------     -------------
Sources of Funds - Net Income                                  $1,096,016       $1,125,983          $927,291
Reduction in Assets                                                     0          883,182                 0
Increase in Liabilities                                         1,999,649                0           956,846
Early Withdrawal Penalties Applied to Synd. Costs                   1,173            7,195            10,635
Increase in Applicant's Deposit                                         0                0                 0
Increase in Partners' Capital                                   4,091,481                0                 0
                                                            --------------    -------------     -------------
Cash generated from Operations                                 $7,188,319       $2,016,360        $1,894,772
Use of Funds-Increase in Assets                                 6,239,730              -0-         1,316,184
Reduction in Liabilities                                                0        1,032,580                 0
Decrease in Applicant's Deposit                                   310,539                0                 0
Offering Period Interest Expense to Limited Partners                5,202                0                 0
  Investment Income Pd to LP's                                    360,641          339,746           263,206
  Return of Capital to LP's                                       456,787          230,004           340,011
                                                            --------------    -------------     -------------
Net Increase (Decrease) in Cash                               $ (184,580)      $   414,030         $(24,629)
Cash at the beginning of the year                                 257,860           73,280           487,310
Cash at the end of the year                                        73,280          487,310           462,681
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                      $93.03           $80.06            $62.85
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $89.27           $77.76            $61.09
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                       $42.48           $26.43            $19.61
  Capital (1)                                                      $53.80           $17.89            $25.34
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                          $100.70           $92.76            $76.88
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                    $96.64           $89.52            $74.67


NOTES:
(1)  Based upon year's average capital balances.

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI VII
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)


                                                                     1995             1996          1997
                                                            --------------    -------------     -------------

Gross Revenues                                                 $1,483,881       $1,580,501        $1,623,863
Less: General Partners' Mgmt Fee                                        0                0                 0
  Mortgage Servicing Fee                                           33,394           97,268            83,559
  Administrative Expenses                                          66,371           76,875            80,614
  Provision for Uncollected Accts                                 306,779          419,437           434,495
  Amortization of Organization and Syndication Costs                2,016              368                 0
  Offering Period Interest Expense to Limited Partners                  0                0                 0
  Interest Expense                                                163,361          127,454           198,316
                                                            --------------    -------------     -------------
Net Income (GAAP Basis) dist. to Limited Partners                $911,960         $859,099          $826,879
                                                                              -------------     -------------
                                                            --------------
Sources of Funds - Net Income                                    $911,960         $859,099           826,879
Reduction in Assets                                                     0        1,110,429                 0
Increase in Liabilities                                            63,206                0         1,081,907
Early Withdrawal Penalties Applied to Synd. Costs                   3,344                0                 0
Increase in Applicant's Deposit                                         0                0                 0
Increase in Partners' Capital -collection on
Formation
  Loan                                                                  0                0            87,888
                                                                              -------------     -------------
                                                            --------------
Cash generated from Operations                                   $978,510       $1,969,528        $1,996,674
Use of Funds-Increase in Assets                                   471,434                0           610,362
Reduction in Liabilities                                                0          670,402                 0
Decrease in Applicant's Deposit                                         0                0                 0
Offering Period Interest Expense to Limited Partners                    0                0                 0
  Investment Income Pd to LP's                                    270,760          336,341           407,648
  Return of Capital to LP's                                       184,157          722,536         1,212,916
                                                            --------------    -------------     -------------
Net Increase (Decrease) in Cash                                   $52,159         $240,249        $(234,252)
Cash at the beginning of the year                                 462,681          514,840           755,089
Cash at the end of the year                                       514,840          755,089           520,837
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                      $60.01           $60.22            $61.02
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $58.43           $58.62            $59.38
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                       $19.69           $23.66            $30.01
  Capital (1)                                                      $13.39           $50.83            $89.28
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                           $65.75           $63.24            $75.49
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                    $64.01           $61.86            $73.81


NOTES:
 (1)  Based upon years initial capital balances

                                    TABLE III
                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                     RMI VII
                            (AS OF DECEMBER 31, 1998)
            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)




                                                                     1998
                                                            --------------

Gross Revenues                                                 $1,657,728
Less: General Partners' Mgmt Fee                                   16,141
  Mortgage Servicing Fee                                          128,493
  Administrative Expenses                                          72,602
  Provision for Uncollected Accts                                 423,054
  Amortization of Organization and Syndication Costs                    0
  Offering Period Interest Expense to Limited Partners                  0
  Interest Expense                                                170,867
                                                            --------------
Net Income (GAAP Basis) dist. to Limited Partners                $846,571
                                                            --------------
Sources of Funds - Net Income                                    $846,571
Reduction in Assets                                             1,227,571
Increase in Liabilities                                                 0
Early Withdrawal Penalties Applied to Synd. Costs                       0
Increase in Applicant's Deposit                                         0
Increase in Partners' Capital -collection on Formation
  Loan                                                             87,888
                                                            --------------
Cash generated from Operations                                 $2,162,030
Use of Funds-Increase in Assets                                         0
Reduction in Liabilities                                          356,024
Decrease in Applicant's Deposit                                         0
Offering Period Interest Expense to Limited Partners                    0
  Investment Income Pd to LP's                                    464,824
  Return of Capital to LP's                                     1,400,475
                                                            --------------
Net Increase (Decrease) in Cash                                 $(59,293)
Cash at the beginning of the year                                 520,837
Cash at the end of the year                                       461,544
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                      $66.95
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $64.98
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                       $36.09
  Capital (1)                                                     $108.74
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                           $95.60
Federal Income Tax Results for $1,000 Invested for a
Limited Partner Receiving Monthly Earnings
  Distributions                                                    $93.29


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI VI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)


                                                                     1987          1988(2)               1989
                                                            --------------    -------------     --------------

Gross Revenues                                                    $35,485         $600,194         $1,284,180
Less: General Partners' Mgmt Fee                                      833           15,726                  0
  Mortgage Servicing Fee                                            2,659           46,393             90,434
  Administrative Expenses                                             494           19,837             53,083
  Provision for Uncollected Accts                                       0                0             50,631
  Amortization of Organization and Syndication Costs                  102            2,196              2,952
  Offering Period Interest Expense to Limited Partners              8,072           44,871             18,976
  Interest Expense                                                      0                0            108,883
                                                            --------------    -------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners              $   23,325       $  471,171         $  959,221
                                                                              -------------     --------------
                                                            --------------
Sources of Funds - Net Income                                  $   23,325       $  471,171         $  959,221
Reduction in Assets                                                     0                0                  0
Increase in Liabilities                                            44,060                0          1,580,600
Early Withdrawal Penalties Applied to Synd. Costs                       0                0                  0
Increase in Applicant's Deposit                                 1,114,238                0                  0
Increase in Partners' Capital                                   1,158,336        5,811,540          2,537,274
                                                                              -------------     --------------
                                                            --------------
Cash generated from Operations                                 $2,339,959       $6,282,711         $5,077,095
Use of Funds-Increase in Assets                                 1,342,112        5,836,269          4,438,494
Reduction in Liabilities                                                0           37,472                  0
Decrease in Applicant's Deposit                                         0          567,520            546,718
Offering Period Interest Expense to Limited Partners                1,585           16,691              9,802
  Investment Income Pd to LP's                                      7,864          144,038            326,195
  Return of Capital to LP's                                             0                0              8,369
                                                            --------------    -------------     --------------
Net Increase (Decrease) in Cash                                  $988,398       $(319,279)         $(252,483)
Cash at the beginning of the year                                       0          988,398            669,119
Cash at the end of the year                                       988,398          669,119            416,636
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                      $24.33          $101.64            $100.56
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $20.78           $97.18             $96.18
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                    $18.41(1)        $29.19(1)          $44.76(1)
  Capital (1)                                                           0                0              $1.15
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                           $26.07          $109.34            $107.58
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                    $22.50          $104.50            $102.92


NOTES:
(1)  Based upon years average capital balances
(2)  The offering terminated in September, 1989.


                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI VI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)


                                                                     1990             1991               1992
                                                            --------------    -------------     --------------

Gross Revenues                                                 $1,527,697       $1,587,354         $1,661,779
Less: General Partners' Mgmt Fee                                    3,496           14,489             15,287
  Mortgage Servicing Fee                                          105,405           54,390             79,326
  Administrative Expenses                                         113,610           76,692             93,282
  Provision for Uncollected Accts                                  13,687          174,290            266,786
  Amortization of Organization and Syndication Costs                3,167            3,167              3,166
  Offering Period Interest Expense to Limited Partners                  0                0                  0
  Interest Expense                                                154,187          142,442            145,395
                                                            --------------    -------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners              $1,134,145       $1,121,884         $1,058,537
                                                                              -------------     --------------
                                                            --------------
Sources of Funds - Net Income                                  $1,134,145       $1,121,884         $1,058,537
Reduction in Assets                                                     0                0                  0
Increase in Liabilities                                                 0                0          1,401,613
Early Withdrawal Penalties Applied to Synd. Costs                   3,813            1,345              5,518
Increase in Applicant's Deposit                                         0                0                  0
Increase in Partners' Capital                                           0                0                  0
                                                                              -------------     --------------
                                                            --------------
Cash generated from Operations                                 $1,137,958       $1,123,229         $2,465,668
Use of Funds-Increase in Assets                                   500,209          380,888          2,073,362
Reduction in Liabilities                                          232,193          293,099                  0
Decrease in Applicant's Deposit                                         0                0                  0
Offering Period Interest Expense to Limited Partners                    0                0                  0
  Investment Income Pd to LP's                                    375,864          341,505            323,037
  Return of Capital to LP's                                       100,628           41,254            232,370
                                                            --------------    -------------     --------------
Net Increase (Decrease) in Cash                                 $(70,936)          $66,483         $(163,101)
Cash at the beginning of the year                                 416,636          345,700            412,183
Cash at the end of the year                                       345,700          412,183            249,082
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                     $100.09           $93.40             $82.87
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $95.75           $89.62             $79.88
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                       $36.01           $30.74             $27.26
  Capital (1)                                                       $9.64            $3.71             $19.61
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                          $108.29           $99.00             $91.00
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                   $103.60           $95.00             $87.71


NOTES:
(1)  Based upon years initial capital balances
(2)  The offering terminated in September, 1989.

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI VI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)


                                                                     1993             1994               1995
                                                            --------------    -------------     --------------

Gross Revenues                                                 $1,713,378       $1,391,088         $1,277,782
Less: General Partners' Mgmt Fee                                   15,523            8,942                  0
  Mortgage Servicing Fee                                           94,306                0             42,056
  Administrative Expenses                                         123,473           59,346             59,656
  Provision for Uncollected Accts                                 420,583          472,967            344,807
  Amortization of Organization and Syndication Costs                    0                0                  0
  Offering Period Interest Expense to Limited Partners                  0                0                  0
  Interest Expense                                                161,705          185,131            212,915
                                                            --------------    -------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners                $897,788         $664,702           $618,348
                                                                              -------------     --------------
                                                            --------------
Sources of Funds - Net Income                                    $897,788         $664,702           $618,348
Reduction in Assets                                               676,847           18,749            749,375
Increase in Liabilities                                                 0          374,511                  0
Early Withdrawal Penalties Applied to Synd. Costs                   3,700                0                  0
Increase in Applicant's Deposit                                         0                0                  0
Increase in Partners' Capital                                           0                0                  0
                                                                              -------------     --------------
                                                            --------------
Cash generated from Operations                                 $1,578,335       $1,057,962         $1,367,723
Use of Funds-Increase in Assets                                         0                0                  0
Reduction in Liabilities                                          498,663                0            335,500
Decrease in Applicant's Deposit                                         0                0                  0
Offering Period Interest Expense to Limited Partners                    0                0                  0
  Investment Income Pd to LP's                                    377,712          303,014            303,098
  Return of Capital to LP's                                       528,737          729,449            892,953
                                                            --------------    -------------     --------------
Net Increase (Decrease) in Cash                                  $173,223          $25,499         $(163,828)
Cash at the beginning of the year                                 249,082          422,305            447,804
Cash at the end of the year                                       422,305          447,804            283,976
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                      $72.01           $54.95             $53.03
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $69.74           $53.62             $51.79
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                       $30.57           $24.53             $25.29
  Capital (1)                                                      $42.79           $59.06             $74.51
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                           $92.72           $49.87             $59.39
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                    $89.90           $48.66             $58.00


NOTES:
(1)  Based upon years average capital balances
(2)  The offering terminated in September, 1989.

                                    TABLE III
                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                     RMI VI
                            (AS OF DECEMBER 31, 1998)
            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)



                                                                     1996             1997               1998
                                                             -------------     ------------    --------------
Revenues                                                       $1,167,859       $1,036,596           $871,861
Less: General Partners' Mgmt Fee                                        0                0              6,640
  Mortgage Servicing Fee                                           44,565           39,918             70,630
  Administrative Expenses                                          64,273           65,813             58,862
  Provision for Uncollected Accts                                 312,684          268,101            180,054
  Amortization of Organization and Syndication Costs                    0                0                  0
  Offering Period Interest Expense to Limited Partners                  0                0                  0
  Interest Expense                                                158,175          133,577             43,170
                                                            --------------     ------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners                $588,162         $529,187           $512,505
                                                            --------------     ------------     --------------
Sources of Funds - Net Income                                    $588,162         $529,187           $512,505
Reduction in Assets                                             1,278,214        1,763,235          1,159,329
Increase in Liabilities                                                 0                0                  0
Early Withdrawal Penalties Applied to Synd. Costs                       0                0                  0
Increase in Applicant's Deposit                                         0                0                  0
Increase in Partners' Capital - Collection of                           0           62,328             59,521
Formation Loan
                                                            --------------     ------------     --------------
Cash generated from Operations                                 $1,866,376       $2,354,750         $1,731,355
Use of Funds-Increase in Assets                                         0                0                  0
Reduction in Liabilities                                          491,978          649,124            466,778
Decrease in Applicant's Deposit                                         0                0                  0
Offering Period Interest Expense to Limited Partners                    0                0                  0
  Investment Income Pd to LP's                                    294,678          257,670            235,837
  Return of Capital to LP's                                     1,183,099        1,297,410          1,060,108
                                                            --------------     ------------     --------------
Net Increase (Decrease) in Cash                                $(103,379)         $150,546          $(31,368)
Cash at the beginning of the year                                 283,976          180,597            331,143
Cash at the end of the year                                        80,597          331,143            299,775
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                      $53.50           $52.88             $56.32
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                        $52.23           $51.64             $54.91
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                       $25.83           $24.79             $25.01
  Capital (1)                                                     $103.72          $124.81            $112.40
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                           $50.71           $30.48             $75.41
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                    $49.72           $29.89             $73.53


NOTES:
(1)  Based upon years initial capital balances
(2)  The offering terminated in September, 1989.

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                 RMI V
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1986             1987               1988
                                                            --------------    -------------     --------------
                                                           (1 month only)

Gross Revenues                                                    $20,794         $460,522           $627,223
Less: General Partners' Mgmt Fee                                      342            7,922              5,260
  Mortgage Servicing Fee                                            1,052           40,010             50,274
  Administrative Expenses                                             753           16,702             44,802
  Provision for Uncollected Accts                                   1,740                0             22,119
  Amortization of Organization and Syndication Costs                  271              502                606
  Offering Period Interest Expense to Limited Partners              7,114           23,135                  0
  Interest Expense                                                      0                0                  0
                                                            --------------    -------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners                  $9,522         $372,251           $504,162
                                                             -------------     ------------     --------------
Sources of Funds - Net Income                                      $9,522         $372,251           $504,162
Reduction in Assets                                                     0                0                  0
Increase in Liabilities                                             7,815                0                  0
Early Withdrawal Penalties Applied to Synd. Costs                       0                0                  0
Increase in Applicant's Deposit                                   515,356                0                  0
Increase in Partners' Capital                                   1,369,469        3,540,065                  0
                                                             -------------   --------------    --------------
Cash generated from Operations                                 $1,902,162       $3,912,316           $504,162
Use of Funds-Increase in Assets                                 1,743,843        2,842,678            566,387
Reduction in Liabilities                                                0            5,169                834
Decrease in Applicant's Deposit                                         0          515,356                  0
Offering Period Interest Expense to Limited Partners                1,790            9,119                  0
  Investment Income Pd to LP's                                      2,962          137,682            178,902
  Return of Capital to LP's                                             0                0                  0
                                                            --------------    -------------     --------------
Net Increase (Decrease) in Cash                                  $153,567         $402,312         $(241,961)
Cash at the beginning of the year                                       0          153,567            555,879
Cash at the end of the year                                       153,567          555,879            313,918
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $110             $101                $95
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                          $106              $96                $91
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $26              $39                $35
  Capital (1)                                                           0                0                  0
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $114             $103                $97
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $109              $99                $93


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                 RMI V
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1989             1990               1991
                                                            --------------    -------------     --------------

Gross Revenues                                                   $755,856         $775,058           $745,102
Less: General Partners' Mgmt Fee                                    9,395            7,323              7,487
  Mortgage Servicing Fee                                           47,501           57,395             29,117
  Administrative Expenses                                          46,129           46,319             67,569
  Provision for Uncollected Accts                                  63,984           51,770             61,411
  Amortization of Organization and Syndication Costs                  631              631                631
  Offering Period Interest Expense to Limited Partners                  0                0                  0
  Interest Expense                                                 61,600           67,569             24,462
                                                            --------------    -------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners                $526,616         $544,051           $554,425
                                                            --------------    ------------      --------------
Sources of Funds - Net Income                                    $526,616         $544,051           $554,425
Reduction in Assets                                                     0          591,879             36,728
Increase in Liabilities                                           808,466                0                  0
Early Withdrawal Penalties Applied to Synd. Costs                       0            8,003              4,658
Increase in Applicant's Deposit                                         0                0                  0
Increase in Partners' Capital                                           0                0                  0
                                                          ---------------     -------------     --------------
Cash generated from Operations                                 $1,335,082       $1,143,933        $   595,811
Use of Funds-Increase in Assets                                 1,272,177                0                  0
Reduction in Liabilities                                                0          586,933             17,593
Decrease in Applicant's Deposit                                         0                0                  0
Offering Period Interest Expense to Limited Partners                    0                0                  0
  Investment Income Pd to LP's                                    178,180          191,970            172,259
  Return of Capital to LP's                                        78,120          283,253            170,711
                                                            --------------    -------------     --------------
Net Increase (Decrease) in Cash                                $(193,395)          $81,777           $235,248
Cash at the beginning of the year                                 313,918          120,523            202,300
Cash at the end of the year                                       120,523          202,300            437,548
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $93              $94                $94
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $89              $91                $90
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $33              $34                $30
  Capital (1)                                                         $14              $49                $29
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $107             $106                $99
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $102             $101                $95


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                 RMI V
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1992             1993               1994
                                                            --------------    -------------     --------------

Gross Revenues                                                   $840,592         $826,774           $557,036
Less: General Partners' Mgmt Fee                                   14,746           12,084              2,333
  Mortgage Servicing Fee                                           42,526           42,609                  0
  Administrative Expenses                                          59,495           80,006             39,594
  Provision for Uncollected Accts                                 114,162          141,059            140,499
  Amortization of Organization and Syndication Costs                  631              631                629
  Offering Period Interest Expense to Limited Partners                  0                0                  0
  Interest Expense                                                 68,662           79,848             79,951
                                                            --------------    -------------     --------------
Net Income (GAAP Basis) dist. to Limited Partners                $540,370         $470,537           $294,030
                                                            --------------    -------------     --------------
Sources of Funds - Net Income                                    $540,370         $470,537           $294,030
Reduction in Assets                                                     0          554,553            418,962
Increase in Liabilities                                           945,442                0              9,731
Early Withdrawal Penalties Applied to Synd. Costs                   1,833            1,617                634
Increase in Applicant's Deposit                                         0                0                  0
Increase in Partners' Capital                                           0                0                  0
                                                            --------------      -------------   --------------
Cash generated from Operations                                 $1,487,645       $1,026,707           $723,357
Use of Funds-Increase in Assets                                 1,389,730                0                  0
Reduction in Liabilities                                                0           62,234                  0
Decrease in Applicant's Deposit                                         0                0                  0
Offering Period Interest Expense to Limited Partners                    0                0                  0
  Investment Income Pd to LP's                                    179,048          233,928            139,550
  Return of Capital to LP's                                      $280,929         $546,248           $640,685
                                                            --------------    -------------     --------------
Net Increase (Decrease) in Cash                                $(362,062)         $184,297          $(56,878)
Cash at the beginning of the year                                 437,548           75,486            259,783
Cash at the end of the year                                        75,486          259,783            202,905
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $89              $77                $50
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $85              $75                $49
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $30              $38                $24
  Capital (1)                                                         $47              $89               $110
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $97              $93                $10
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $93              $90                $10


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                 RMI V
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)


                                                                     1995             1996                1997
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $567,540         $419,823            $320,600
Less: General Partners' Mgmt Fee                                        0                0                   0
  Mortgage Servicing Fee                                                0                0                   0
  Administrative Expenses                                          30,593           31,312              30,085
  Provision for Uncollected Accts                                 182,162           91,880              56,504
  Amortization of Organization and Syndication Costs                  627              741                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
  Interest Expense                                                 95,941           77,789              53,466
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $258,217         $218,101            $180,545
                                                            --------------   -------------     ----------------
Sources of Funds - Net Income                                    $258,217         $218,101            $180,545
Reduction in Assets                                               464,011        1,003,642           1,278,194
Increase in Liabilities                                                 0                0                   0
Early Withdrawal Penalties Applied to Synd. Costs                       0                0                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0              27,954
                                                            -------------      -------------    --------------
Cash generated from Operations                                   $722,228       $1,221,743          $1,486,693
Use of Funds-Increase in Assets                                         0                0                   0
Reduction in Liabilities                                           69,000          337,607             627,326
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                    124,329          101,335              82,504
  Return of Capital to LP's                                       689,307          701,283             792,784
                                                            --------------    -------------    ---------------
Net Increase (Decrease) in Cash                                $(160,408)          $81,518           $(15,921)
Cash at the beginning of the year                                 202,905           42,497             124,015
Cash at the end of the year                                        42,497          124,015             108,094
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $50              $48                 $46
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $49              $47                 $45
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $23              $21                 $20
  Capital (1)                                                        $130             $147                $191
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $51              $48                 $58
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $50              $47                 $57


NOTES:
(1)  Based upon years initial capital balances

                                    TABLE III
                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                      RMI V
                            (AS OF DECEMBER 31, 1998)
            (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)




                                                                     1998
                                                            --------------

Gross Revenues                                                   $494,109
Less: General Partners' Mgmt Fee                                        0
  Mortgage Servicing Fee                                                0
  Administrative Expenses                                          25,844
  Provision for Uncollected Accts                                 303,397
  Amortization of Organization and Syndication Costs                    0
  Offering Period Interest Expense to Limited Partners                  0
  Interest Expense                                                  7,454
                                                            --------------
Net Income (GAAP Basis) dist. to Limited Partners                $157,414
                                                            --------------
Sources of Funds - Net Income                                     157,414
Reduction in Assets                                               337,030
Increase in Liabilities                                                 0
Early Withdrawal Penalties Applied to Synd. Costs                       0
Increase in Applicant's Deposit                                         0
Increase in Partners' Capital                                           0
                                                            --------------
Cash generated from Operations                                   $494,444
Use of Funds-Increase in Assets                                         0
Reduction in Liabilities                                           11,807
Decrease in Applicant's Deposit                                         0
Offering Period Interest Expense to Limited Partners                    0
  Investment Income Pd to LP's                                     77,341
  Return of Capital to LP's                                       376,931
                                                            --------------
Net Increase (Decrease) in Cash                                   $28,365
Cash at the beginning of the year                                 108,094
Cash at the end of the year                                       136,459
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $47
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $46
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $22
  Capital (1)                                                        $108
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $92
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $90



NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI IV
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1985             1986                1987
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $236,437         $870,719          $1,104,423
Less: General Partners' Mgmt Fee                                    5,253           21,185              30,732
  Mortgage Servicing Fee                                           11,375           44,077              93,423
  Administrative Expenses                                           3,384           49,905              66,321
  Provision for Uncollected Accts                                   7,441           22,830             (5,457)
  Amortization of Organization and Syndication Costs                3,510           13,429               3,953
  Offering Period Interest Expense to Limited Partners             22,680           43,310                   0
  Interest Expense                                                      0           35,242              94,461
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners             $   182,794      $   640,741         $   820,990
                                                             -------------    -------------     ---------------
Sources of Funds - Net Income                                 $   182,794      $   640,741         $   820,990
Reduction in Assets                                                     0                0             559,202
Increase in Liabilities                                             7,669        1,012,556                   0
Early Withdrawal Penalties Applied to Synd. Costs                       0                0                   0
Increase in Applicant's Deposit                                   605,351                0                   0
Increase in Partners' Capital                                   3,323,145        4,238,412                   0
                                                             -------------    --------------     --------------
Cash generated from Operations                                 $4,118,959       $5,891,709          $1,380,192
Use of Funds-Increase in Assets                                 3,327,257        5,131,576                   0
Reduction in Liabilities                                                0                0             277,205
Decrease in Applicant's Deposit                                         0          605,351                   0
Offering Period Interest Expense to Limited Partners               20,118           45,713                   0
  Investment Income Pd to LP's                                     73,959          279,521             322,880
  Return of Capital to LP's                                             0                0                   0
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $697,625       $(170,452)            $780,107
Cash at the beginning of the year                                       0          697,625             527,173
Cash at the end of the year                                       697,625          527,173           1,307,280
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $137             $120                $101
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                          $126             $114                 $97
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $28              $88                 $41
  Capital (1)                                                           0                0                   0
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $138             $122                $104
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $128             $116                $100


NOTES:

(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI IV
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1988             1989                1990
                                                            --------------    -------------     ---------------

Gross Revenues                                                 $1,129,031       $1,211,845          $1,277,106
Less: General Partners' Mgmt Fee                                   29,706           34,382              23,258
  Mortgage Servicing Fee                                           88,759           75,527              86,746
  Administrative Expenses                                          63,560           60,693              73,780
  Provision for Uncollected Accts                                  53,594           76,840              31,384
  Amortization of Organization and Syndication Costs                  405            1,974               1,975
  Offering Period Interest Expense to Limited Partners                  0                0                   0
  Interest Expense                                                 85,230          121,043             160,574
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $807,777         $841,386            $899,389
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $807,777          841,386            $899,389
Reduction in Assets                                                     0                0                   0
Increase in Liabilities                                                 0          506,746             567,797
Early Withdrawal Penalties Applied to Synd. Costs                       0                0                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                             -------------    -------------      --------------
Cash generated from Operations                                   $807,777       $1,348,132          $1,467,186
Use of Funds-Increase in Assets                                 1,346,774        1,282,363             826,609
Reduction in Liabilities                                          136,669                0                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                    290,113          259,531             293,775
  Return of Capital to LP's                                             0              353              94,721
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                               $ (965,779)       $(194,115)            $252,081
Cash at the beginning of the year                               1,307,280          341,501             147,386
Cash at the end of the year                                       341,501          147,386             399,467
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $92              $93                 $94
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $91              $89                 $90
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $35              $29                 $31
  Capital (1)                                                           0                0                 $10
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $94             $101                 $94
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $90              $97                 $90


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI IV
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1991             1992                1993
                                                            --------------    -------------     ---------------

Gross Revenues                                                 $1,261,526       $1,329,074          $1,186,369
Less: General Partners' Mgmt Fee                                   12,644            6,306              12,315
  Mortgage Servicing Fee                                                0           44,638              71,037
  Administrative Expenses                                          90,490           70,546              62,545
  Provision for Uncollected Accts                                 165,786          295,550             367,250
  Amortization of Organization and Syndication Costs                1,975            1,975               1,975
  Offering Period Interest Expense to Limited Partners                  0                0                   0
  Interest Expense                                                118,355          122,990                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $872,276         $787,069            $671,247
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $872,276         $787,069            $671,247
Reduction in Assets                                                     0        1,548,510             607,766
Increase in Liabilities                                             3,732                0                   0
Early Withdrawal Penalties Applied to Synd. Costs                   2,329              958                 118
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                             -------------    -------------      --------------
Cash generated from Operations                                   $878,337       $2,336,537          $1,279,131
Use of Funds-Increase in Assets                                   103,300                0                   0
Reduction in Liabilities                                                0        1,670,953               9,828
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                    327,082          331,750             292,590
  Return of Capital to LP's                                       454,911          613,524             742,194
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $(6,956)       $(279,690)            $234,519
Cash at the beginning of the year                                 399,467          392,511             112,822
Cash at the end of the year                                       392,511          112,821             347,341
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $87              $79                 $68
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $84              $76                 $66
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $33              $33                 $30
  Capital (1)                                                         $45              $61                 $75
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $87              $90                 $82
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $83              $87                 $79


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI IV
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1994             1995                1996
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $994,076       $1,016,152            $954,899
Less: General Partners' Mgmt Fee                                   11,687           10,959              10,309
  Mortgage Servicing Fee                                           88,072           73,032              46,809
  Administrative Expenses                                          56,734           54,789              57,868
  Provision for Uncollected Accts                                 243,856          189,026             218,317
  Amortization of Organization and Syndication Costs                1,975            1,241                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
  Interest Expense                                                  9,585          139,708             123,308
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $582,167         $547,397            $498,288
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $582,167         $547,397            $498,288
Reduction in Assets                                                     0                0           1,016,682
Increase in Liabilities                                         1,111,875          396,156                   0
Early Withdrawal Penalties Applied to Synd. Costs                   1,400                0                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     --------------
Cash generated from Operations                                 $1,695,442         $943,553          $1,514,970
Use of Funds-Increase in Assets                                   520,319           74,528                   0
Reduction in Liabilities                                                0                0             309,097
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                    261,074          233,353             212,280
  Return of Capital to LP's                                       907,454          864,922             728,553
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                    $6,595       $(229,250)            $265,040
Cash at the beginning of the year                                 347,341          353,936             124,686
Cash at the end of the year                                       353,936          124,686             389,726
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $62              $63                 $61
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $60              $61                 $60
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $27              $26                 $25
  Capital (1)                                                         $95              $97                 $87
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $44              $67                 $62
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $43              $66                 $60


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI IV
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1997             1998
                                                         -----------------    -------------

Gross Revenues                                                   $947,233         $913,462
Less: General Partners' Mgmt Fee                                    9,803            9,303
  Mortgage Servicing Fee                                           53,475           69,550
  Administrative Expenses                                          47,083           42,769
  Provision for Uncollected Accts                                 237,122          200,712
  Amortization of Organization and Syndication Costs                    0                0
  Offering Period Interest Expense to Limited Partners                  0                0
  Interest Expense                                                127,795          114,274
                                                         -----------------    -------------
Net Income (GAAP Basis) dist. to Limited Partners                $471,955         $476,854
                                                         -----------------    -------------
Sources of Funds - Net Income                                    $471,955         $476,854
Reduction in Assets                                                     0          378,202
Increase in Liabilities                                           297,222           15,717
Early Withdrawal Penalties Applied to Synd. Costs                       0                0
Increase in Applicant's Deposit                                         0                0
Increase in Partners' Capital                                           0                0
                                                             -------------   -------------
Cash generated from Operations                                   $769,177         $870,773
Use of Funds-Increase in Assets                                    48,154                0
Reduction in Liabilities                                                0                0
Decrease in Applicant's Deposit                                         0                0
Offering Period Interest Expense to Limited Partners                    0                0
  Investment Income Pd to LP's                                    208,313          221,641
  Return of Capital to LP's                                       647,257          667,647
                                                            -------------    -------------
Net Increase (Decrease) in Cash                                $(134,547)        $(18,515)
Cash at the beginning of the year                                 389,726          255,179
Cash at the end of the year                                       255,179          236,664
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $61              $65
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $60              $63
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $26              $29
  Capital (1)                                                         $81              $88
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $85              $79
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
Distributions                                                         $83              $76


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI III
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1984             1985                1986
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $121,765         $215,150            $200,934
Less: General Partners' Mgmt Fee                                    5,878           11,488              12,240
  Mortgage Servicing Fee                                            5,384            9,421              12,118
  Administrative Expenses                                           4,001            7,368              16,210
  Provision for Uncollected Accts                                   1,228           10,420               7,612
  Amortization of Organization and Syndication Costs                  789            1,051               1,051
  Offering Period Interest Expense to Limited Partners              4,501                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $99,984         $175,402            $151,703
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                     $99,984         $175,402            $151,703
Decrease in Assets                                                      0                0              73,219
Increase in Liabilities                                            15,080                0                 914
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                   1,429,624                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                 $1,544,688         $175,402            $225,836
Use of Funds-Increase in Assets                                 1,476,990           47,801                   0
Decrease in Liabilities                                                 0           14,848                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     40,333           77,652              58,391
  Return of Capital to LP's                                             0                0                   0
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                   $27,365          $35,101            $167,445
Cash at the beginning of the year                                       0           27,365              62,466
Cash at the end of the year                                        27,365           62,466             229,911
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $123             $119                 $97
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                          $121             $114                 $93
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $27              $52                 $37
  Capital (1)                                                           0                0                   0
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $124             $120                 $96
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $121             $113                 $92


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI III
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1987             1988                1989
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $165,951         $190,856            $211,062
Less: General Partners' Mgmt Fee                                    1,050                0               3,408
  Mortgage Servicing Fee                                            3,989            8,678              11,179
  Administrative Expenses                                          14,664           16,186              16,281
  Provision for Uncollected Accts                                  13,886           22,486              30,612
  Amortization of Organization and Syndication Costs                  462              578                 990
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $131,900         $142,928            $148,592
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $131,900         $142,928            $148,592
Decrease in Assets                                                 48,139                0                   0
Increase in Liabilities                                             2,656            1,580                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $182,695         $144,508            $148,592
Use of Funds-Increase in Assets                                         0          290,071               5,767
Decrease in Liabilities                                                 0                0               4,532
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     53,836           61,267              94,559
  Return of Capital to LP's                                             0                0             116,362
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $128,859       $(206,830)         $  (72,628)
Cash at the beginning of the year                                 229,911          358,770             151,940
Cash at the end of the year                                       358,770          151,940              79,312
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $78              $81                 $83
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $76              $78                 $80
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $32              $35                 $51
  Capital (1)                                                           0                0                 $63
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $79              $82                 $83
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $76              $79                 $80


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI III
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1990             1991                1992
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $196,540         $169,921            $177,555
Less: General Partners' Mgmt Fee                                   12,833           11,454               7,915
  Mortgage Servicing Fee                                            9,561            8,008               9,842
  Administrative Expenses                                          12,596           12,399              22,371
  Provision for Uncollected Accts                                   5,828            4,040               9,977
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                 $57
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $155,722         $134,020            $127,393
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $155,722         $134,020            $127,393
Decrease in Assets                                                124,828          229,739                   0
Increase in Liabilities                                                 0              735                 764
Increase in Applicant's Deposit                                         0                0              80,000
Increase in Partners' Capital                                           0                0             345,151
                                                           ---------------    -------------     --------------
Cash generated from Operations                                   $280,550         $364,494            $553,308
Use of Funds-Increase in Assets                                         0                0             206,184
Decrease in Liabilities                                             1,279                0                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                    123,195           96,512              84,590
  Return of Capital to LP's                                       219,305          238,846             230,697
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                 $(63,229)          $29,136             $31,837
Cash at the beginning of the year                                  79,312           16,083              45,219
Cash at the end of the year                                        16,083           45,219              77,056
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $94              $90                 $88
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $90              $87                 $85
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $69              $61                 $61
  Capital (1)                                                        $123             $150                $166
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $98             $111                 $97
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $107              $93                 $94


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI III
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1993             1994                1995
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $236,762         $165,126            $166,111
Less: General Partners' Mgmt Fee                                    2,993            6,065               6,399
  Mortgage Servicing Fee                                           11,917           12,068              11,267
  Administrative Expenses                                          23,634           15,883              16,954
  Provision for Uncollected Accts                                  66,633              683                  43
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners               $242             $396                 $54
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $131,343         $130,031            $131,394
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $131,343         $130,031            $131,394
Decrease in Assets                                                128,311                0                   0
Increase in Liabilities                                                 0            3,818                 324
Increase in Applicant's Deposit                                    10,000                0                   0
Increase in Partners' Capital                                     110,242          290,396              25,054
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $379,896         $424,245            $156,772
Use of Funds-Increase in Assets                                         0          192,646              67,506
Decrease in Liabilities                                             1,099                0                   0
Decrease in Applicant's Deposit                                         0           90,000                   0
Offering Period Interest Expense to Limited Partners                  173              283                  54
  Investment Income Pd to LP's                                     85,197           77,734              81,250
  Return of Capital to LP's                                       236,366          129,391              65,478
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                   $57,061        $(65,809)           $(57,516)
Cash at the beginning of the year                                  77,056          134,117              68,308
Cash at the end of the year                                       134,117           68,308              10,792
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $82              $80                 $77
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $79              $77                 $74
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $55              $53                 $48
  Capital (1)                                                        $153              $88                 $39
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $116              $81                 $71
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $112              $79                 $69


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI III
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1996             1997                1998
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $166,395         $168,046            $183,854
Less: General Partners' Mgmt Fee                                    2,191            2,229               2,222
  Mortgage Servicing Fee                                           14,696            7,791              13,433
  Administrative Expenses                                          14,270           13,950              14,983
  Provision for Uncollected Accts                                   8,279           20,790              29,519
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $126,959         $123,286            $123,697
                                                            --------------    -------------     ----------------
Sources of Funds - Net Income                                    $126,959         $123,286            $123,697
Decrease in Assets                                                134,161           56,244                   0
Increase in Liabilities                                             2,458                0               5,310
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                      70,000            4,812               4,812
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $333,578         $184,342            $133,819
Use of Funds-Increase in Assets                                         0                0             165,523
Decrease in Liabilities                                                 0            6,724                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     79,413           79,219              78,559
  Return of Capital to LP's                                        30,874           46,854              48,389
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $223,291          $51,545          $(158,652)
Cash at the beginning of the year                                  10,792          234,083             285,628
Cash at the end of the year                                       234,083          285,628             126,976
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $72              $70                 $71
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $70              $68                 $69
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $47              $45                 $45
  Capital (1)                                                         $18              $27                 $28
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $57              $80                 $65
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $56              $78                 $65


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI II
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1984             1985                1986
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $207,656         $218,404            $210,308
Less: General Partners' Mgmt Fee                                   13,621           14,712              15,480
  Mortgage Servicing Fee                                            9,591           11,334              13,950
  Administrative Expenses                                           6,089            7,500              13,922
  Provision for Uncollected Accts                                   8,282           12,056               4,132
  Amortization of Organization and Syndication Costs                  755              831                 584
  Offering Period Interest Expense to Limited Partners                211                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $169,107         $171,971            $162,240
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $169,107         $171,971            $162,240
Decrease in Assets                                                      0                0                   0
Increase in Liabilities                                                 0              217                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                     116,982           10,320                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $286,089         $182,508            $162,240
Use of Funds-Increase in Assets                                   221,005           44,365              10,802
Decrease in Liabilities                                             1,277                0                 340
Decrease in Applicant's Deposit                                   113,968                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     65,285           75,311              50,444
  Return of Capital to LP's                                             0                0              70,043
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                $(115,446)          $62,832             $30,612
Cash at the beginning of the year                                 177,223           61,777             124,609
Cash at the end of the year                                        61,777          124,609             155,221
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $130             $122                $109
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                          $123             $116                $104
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $54              $53                 $33
  Capital (1)                                                           0                0                 $46
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $130             $122                $109
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                      $123             $116                $104


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI II
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1987             1988                1989
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $208,807         $232,361            $190,156
Less: General Partners' Mgmt Fee                                   16,238           16,619              14,306
  Mortgage Servicing Fee                                           16,558           17,876              10,740
  Administrative Expenses                                          16,116           16,759              10,208
  Provision for Uncollected Accts                                       0           19,946               4,666
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $159,895         $161,161            $150,236
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $159,895         $161,161            $150,236
Decrease in Assets                                                 55,985                0             258,519
Increase in Liabilities                                                 0            6,421                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $215,880         $167,582            $408,755
Use of Funds-Increase in Assets                                         0          123,504                   0
Decrease in Liabilities                                             8,607                0               7,854
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     45,516           66,746              70,915
  Return of Capital to LP's                                             0          264,015             327,020
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $161,757       $(286,683)              $2,966
Cash at the beginning of the year                                 155,221          316,978              30,295
Cash at the end of the year                                       316,978           30,295              33,261
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $100             $100                $109
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $97              $96                $104
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $29              $40                 $47
  Capital (1)                                                          $0             $156                $215
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $102             $115                $109
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $97             $110                $106


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI II
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1990             1991                1992
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $131,811          $93,683             $92,678
Less: General Partners' Mgmt Fee                                   11,221                0                   0
  Mortgage Servicing Fee                                            5,395                0               2,156
  Administrative Expenses                                          10,146           10,950              12,948
  Provision for Uncollected Accts                                   5,434           57,690              16,886
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $99,615          $25,043             $60,688
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                     $99,615          $25,043             $60,688
Decrease in Assets                                                 58,107           69,363                   0
Increase in Liabilities                                                 0           11,604                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $157,722         $106,010             $60,688
Use of Funds-Increase in Assets                                         0                0              11,908
Decrease in Liabilities                                               845                0               9,935
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     40,172           27,856               5,765
  Return of Capital to LP's                                       130,796           54,362              66,267
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                 $(14,091)          $23,792           $(33,187)
Cash at the beginning of the year                                  33,261           19,170              42,962
Cash at the end of the year                                        19,170           42,962               9,775
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $83              $20                 $53
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $80              $20                 $53
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $32              $23                  $5
  Capital (1)                                                        $103              $45                 $58
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $88              $15                 $67
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $85              $16                 $67


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI II
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1993             1994                1995
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $130,958         $102,122            $100,734
Less: General Partners' Mgmt Fee                                    1,523            3,533               9,858
  Mortgage Servicing Fee                                            8,626            7,131               6,124
  Administrative Expenses                                          10,950           14,130              10,232
  Provision for Uncollected Accts                                  68,644           33,851              27,874
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $41,215          $43,477             $46,646
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                     $41,215          $43,477             $46,646
Decrease in Assets                                                213,667                0             121,620
Increase in Liabilities                                                 0              535               4,723
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $254,882          $44,012            $172,989
Use of Funds-Increase in Assets                                         0           99,062                   0
Decrease in Liabilities                                               355                0                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     16,423           19,630              21,689
  Return of Capital to LP's                                        78,361           87,614             100,673
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $159,743       $(162,294)             $50,627
Cash at the beginning of the year                                   9,775          169,518               7,224
Cash at the end of the year                                       169,518            7,224              57,851
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $37              $41                 $48
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $37              $41                 $47
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $15              $18                 $21
  Capital (1)                                                         $69              $81                 $99
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $100             $(6)                 $77
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $98             $(6)                 $75


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                RMI II
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1996             1997                1998
                                                         -----------------    -------------     ---------------

Gross Revenues                                                   $100,382          $88,149             $76,313
Less: General Partners' Mgmt Fee                                    3,061            2,841               2,606
  Mortgage Servicing Fee                                           18,314            4,577               4,441
  Administrative Expenses                                          10,597            9,811               9,401
  Provision for Uncollected Accts                                  20,670           17,950               6,171
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                         -----------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $47,740          $52,970             $53,694
                                                         -----------------    -------------     ---------------
Sources of Funds - Net Income                                     $47,740          $52,970             $53,694
Decrease in Assets                                                168,233                0              58,220
Increase in Liabilities                                                 0                0                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                         -----------------    -------------     ---------------
Cash generated from Operations                                   $215,973          $52,970            $111,914
Use of Funds-Increase in Assets                                         0           15,540                   0
Decrease in Liabilities                                             6,572           14,830               2,958
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     21,264           23,690              32,004
  Return of Capital to LP's                                        89,158           97,517             107,897
                                                         -----------------    -------------     ---------------
Net Increase (Decrease) in Cash                                   $98,979        $(98,607)           $(30,945)
Cash at the beginning of the year                                  57,851          156,830              58,223
Cash at the end of the year                                       156,830           58,223              27,278
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $53              $63                 $70
Income & Distribution Data for
  $1,000 Invested for a Limited Partner Receiving
  Monthly Earning Distribution (GAAP Basis)                           $51              $62                 $68
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $23              $27                 $40
  Capital (1)                                                         $95             $111                $134
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $49              $75                 $31
Federal Income Tax Results for $1,000 Invested for a
  Limited Partner Receiving Monthly Earnings
  Distributions                                                       $48              $73                 $30


NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                  RMI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1984             1985                1986
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $188,289         $205,116            $206,710
Less: General Partners' Mgmt Fee                                    1,539            1,434               1,491
  Mortgage Servicing Fee                                           10,735           11,808              13,240
  Administrative Expenses                                           2,734            8,476              15,253
  Provision for Uncollected Accts                                  22,278           51,508              15,498
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $151,003         $131,890            $161,228
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $151,003         $131,890            $161,228
Decrease in Assets                                                      0                0                   0
Increase in Liabilities                                                 0              591               4,677
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $151,003         $132,481            $165,905
Use of Funds-Increase in Assets                                   209,076            8,249              42,076
Decrease in Liabilities                                               952                0                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                      2,205           15,746              14,701
  Return of Capital to LP's                                        53,363          100,073              76,449
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                $(114,593)           $8,413             $32,679
Cash at the beginning of the year                                 187,939           73,346              81,759
Cash at the end of the year                                        73,346           81,759             114,438
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                        $107              $87                $105
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                           $2              $10                  $9
  Capital (1)                                                         $37              $65                 $49
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                             $107              $87                $105



NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                  RMI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1987             1988                1989
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $207,133         $217,668            $209,477
Less: General Partners' Mgmt Fee                                    9,278           12,359              12,504
  Mortgage Servicing Fee                                           13,099           14,742              12,654
  Administrative Expenses                                          15,674           15,015              12,971
  Provision for Uncollected Accts                                  16,734           23,499               7,993
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $152,348         $152,053            $163,355
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $152,348         $152,053            $163,355
Decrease in Assets                                                 34,814                0                   0
Increase in Liabilities                                                 0            4,608                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $187,162         $156,661            $163,355
Use of Funds-Increase in Assets                                         0           85,795              86,738
Decrease in Liabilities                                             1,142                0               6,916
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     16,331           25,710              37,745
  Return of Capital to LP's                                       112,317          113,029             119,469
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                   $57,372        $(67,873)           $(87,513)
Cash at the beginning of the year                                 114,438          171,810             103,937
Cash at the end of the year                                       171,810          103,937              16,424
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $96              $95                $101
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $10              $16                 $23
  Capital (1)                                                         $69              $69                 $72
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $96              $95                $101



NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                  RMI
                                                       (AS OF DECEMBER 31, 1998
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1990             1991                1992
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $187,920         $152,401            $143,619
Less: General Partners' Mgmt Fee                                   12,398           11,129                   0
  Mortgage Servicing Fee                                           10,551                0               3,562
  Administrative Expenses                                          10,999           12,481              20,051
  Provision for Uncollected Accts                                   5,681           56,012              52,860
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $148,291          $72,779             $67,146
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $148,291          $72,779             $67,146
Decrease in Assets                                                226,219                0                   0
Increase in Liabilities                                                 0           11,215                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $374,510          $83,994             $67,146
Use of Funds-Increase in Assets                                         0          $67,263             $51,385
Decrease in Liabilities                                             2,500                0              10,129
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     51,260           25,014               7,600
  Return of Capital to LP's                                       149,425           93,506              66,017
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $171,325       $(101,789)           $(67,985)
Cash at the beginning of the year                                  16,424          187,749              85,960
Cash at the end of the year                                       187,749        85,960                 17,975
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $92              $45                 $43
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $31              $15                  $5
  Capital (1)                                                         $90              $58                 $42
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $98              $40                 $77



NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                  RMI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1993             1994                1995
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $214,168         $151,237            $153,757
Less: General Partners' Mgmt Fee                                    1,942            3,819               5,597
  Mortgage Servicing Fee                                           12,231            9,961               9,579
  Administrative Expenses                                          31,039           23,433              11,724
  Provision for Uncollected Accts                                  96,493           37,822              48,471
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $72,463          $76,202             $78,386
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                     $72,463          $76,202             $78,386
Decrease in Assets                                                207,128                0              41,320
Increase in Liabilities                                             9,332                0                  16
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $288,923          $76,202            $119,722
Use of Funds-Increase in Assets                                         0           75,654                   0
Decrease in Liabilities                                                 0            9,152                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     18,867           28,658              28,580
  Return of Capital to LP's                                        78,090           69,512             124,513
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $191,966       $(106,774)           $(33,371)
Cash at the beginning of the year                                  17,975          209,941             103,167
Cash at the end of the year                                       209,941          103,167              69,796
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $47              $50                 $53
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $12              $19                 $19
  Capital (1)                                                         $50              $45                 $82
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                               $9            $(18)                 $80



NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                                  RMI
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1996             1997                1998
                                                         -----------------    -------------     ---------------

Gross Revenues                                                   $135,273         $130,974            $120,561
Less: General Partners' Mgmt Fee                                   10,686            3,431               3,266
  Mortgage Servicing Fee                                           24,133            7,499               7,744
  Administrative Expenses                                          12,170           12,038              11,378
  Provision for Uncollected Accts                                   8,845           20,435               7,456
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                         -----------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $79,439          $87,571             $90,717
                                                         -----------------    -------------     ---------------
Sources of Funds - Net Income                                     $79,439          $87,571             $90,717
Decrease in Assets                                                208,623                0              35,187
Increase in Liabilities                                            23,127                0                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                         -----------------    -------------     ---------------
Cash generated from Operations                                   $311,189          $87,571            $125,904
Use of Funds-Increase in Assets                                         0          140,251                   0
Decrease in Liabilities                                                 0           24,992                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     25,439           29,816              25,859
  Return of Capital to LP's                                       101,605          130,035             101,698
                                                         -----------------    -------------     ---------------
Net Increase (Decrease) in Cash                                  $184,145       $(237,523)            $(1,653)
Cash at the beginning of the year                                  69,796          253,941              16,418
Cash at the end of the year                                       253,941           16,418              14,765
Income & Distribution Data for $1,000 Invested for
  a Compounding Limited Partner  (GAAP Basis)                         $56              $65                 $71
Cash Distribution to Investors for $1,000 Invested
  Income (1)                                                          $18              $21                 $20
  Capital (1)                                                         $71              $93                 $77
Federal Income Tax Results for $1,000 Invested
  Capital for a Compounding Ltd. Partner                              $31              $68                 $67



NOTES:
(1)  Based upon years initial capital balances

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                          CMI (CONSOLIDATED)
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1984             1985                1986
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $592,783         $567,307            $515,812
Less: General Partners' Mgmt Fee                                   28,027            5,366               5,336
  Mortgage Servicing Fee                                           28,169           33,756              42,630
  Administrative Expenses                                          28,900           34,833              58,759
  Provision for Uncollected Accts                                  77,966          155,408             171,844
  Amortization of Organization and Syndication Costs                2,123            1,132               1,877
  Offering Period Interest Expense to Limited Partners              3,529            2,997               1,849
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $424,069         $333,815            $233,518
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $424,069         $333,815            $233,518
Decrease in Assets                                                274,181          873,340             919,823
Increase in Liabilities                                             1,323            3,129               6,384
Increase in Applicant's Deposit                                    42,433                0                   0
Increase in Partners' Capital                                     233,005          228,018             223,959
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $975,011       $1,438,302          $1,383,684
Use of Funds-Increase in Assets                                         0                0                   0
Decrease in Liabilities                                                 0                0                   0
Decrease in Applicant's Deposit                                         0           44,725              15,712
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     95,851          123,166             125,074
  Return of Capital to LP's                                       969,496        1,521,375           1,171,920
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                 $(90,336)       $(250,964)             $70,979
Cash at the beginning of the year                                 432,118          341,782              90,818
Cash at the end of the year                                       341,782           90,818             161,797
Income & Distribution Data for $1,000 Invested Net
Income
  CMI (Original Portfolio)  (GAAP Basis)                              $59              $47                 $32
Net Income CMI II (New Portfolio of CMI)  (GAAP Basis)               $128             $122                $108
Cash Distribution to Investors for $1,000 Invested:
CMI
  (Original Portfolio)
    Income (1)                                                        $13              $18                 $23
    Capital (1)                                                      $130             $224                $216
  CMI  II (New Portfolio of CMI)
    Income (1)                                                          0                0                   0
    Capital (1)                                                         0                0                   0
Federal Income Tax Results for $1,000 Invested Capital
  Ordinary Income from Operations CMI (Original                       $59              $47                 $32
Portfolio)
  Ordinary Income from Operations CMI II (New
Portfolio of
    CMI                                                              $130             $123                $110


NOTES:
(1)  Based upon years initial capital balances
(2)  CMI II (New Portfolio of CMI I) commenced operation on January 1, 1984

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                          CMI (CONSOLIDATED)
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1987             1988                1989
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $454,722         $327,040            $355,951
Less: General Partners' Mgmt Fee                                    6,884            7,631               8,223
  Mortgage Servicing Fee                                           26,258           25,206               9,007
  Administrative Expenses                                          45,785           40,102              27,002
  Provision for Uncollected Accts                                 140,639           75,443             170,176
  Amortization of Organization and Syndication Costs                  800              793                   0
  Offering Period Interest Expense to Limited Partners                255                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $234,101         $177,865            $141,543
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $234,101         $177,865            $141,543
Decrease in Assets                                                977,963          963,036             423,042
Increase in Liabilities                                                 0            4,680                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                      70,223                1                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                 $1,282,287       $1,145,582            $564,585
Use of Funds-Increase in Assets                                         0                0                   0
Decrease in Liabilities                                             9,039                0               6,543
Decrease in Applicant's Deposit                                    56,068                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     50,657           59,413              33,471
  Return of Capital to LP's                                     1,249,210          765,486             604,010
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                 $(82,687)         $320,683           $(79,439)
Cash at the beginning of the year                                 161,797           79,110             399,793
Cash at the end of the year                                        79,110          399,793             320,354
Income & Distribution Data for $1,000 Invested Net
Income
  CMI (Original Portfolio)  (GAAP Basis)                              $37              $28                 $18
Net Income CMI II (New Portfolio of CMI)  (GAAP Basis)               $100              $98                 $92
Cash Distribution to Investors for $1,000 Invested:
CMI
  (Original Portfolio)
    Income (1)                                                        $12              $17                 $10
    Capital (1)                                                      $292             $243                $243
  CMI  II (New Portfolio of CMI)
    Income (1)                                                          0               $6                  $9
    Capital (1)                                                         0               $6                 $21
Federal Income Tax Results for $1,000 Invested Capital
  Ordinary Income from Operations CMI (Original                       $37              $28                 $19
Portfolio)
  Ordinary Income from Operations CMI II (New
Portfolio of
    CMI                                                              $102             $101                 $96


NOTES:
(1)  Based upon years initial capital balances
(2)  CMI II (New Portfolio of CMI I) commenced operation on January 1, 1984

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                          CMI (CONSOLIDATED)
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1990             1991                1992
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $294,299         $310,196            $279,365
Less: General Partners' Mgmt Fee                                    9,821           18,751              17,149
  Mortgage Servicing Fee                                           12,034           18,904              21,171
  Administrative Expenses                                          22,840           23,084              24,763
  Provision for Uncollected Accts                                 129,980           80,123              32,831
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $119,624         $169,334            $183,451
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $119,624         $169,334            $183,451
Decrease in Assets                                                287,077          298,408                   0
Increase in Liabilities                                                 0           14,202                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $406,701         $481,944            $183,451
Use of Funds-Increase in Assets                                         0                0              74,593
Decrease in Liabilities                                             1,718                0               2,981
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     28,704           46,573              48,497
  Return of Capital to LP's                                       477,549          356,864             259,493
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                $(101,270)          $78,507          $(202,113)
Cash at the beginning of the year                                 320,354          219,084             297,591
Cash at the end of the year                                       219,084          297,591              95,478
Income & Distribution Data for $1,000 Invested Net
Income
  CMI (Original Portfolio)  (GAAP Basis)                               $7              $58                 $82
Net Income CMI II (New Portfolio of CMI)  (GAAP Basis)                $93              $81                 $82
Cash Distribution to Investors for $1,000 Invested:
CMI
  (Original Portfolio)
    Income (1)                                                         $3              $18                 $18
    Capital (1)                                                      $249             $204                $142
  CMI  II (New Portfolio of CMI)
    Income (1)                                                        $20              $18                 $22
    Capital (1)                                                       $20              $63                 $81
Federal Income Tax Results for $1,000 Invested Capital
  Ordinary Income from Operations CMI (Original                        $7             $105                 $75
Portfolio)
  Ordinary Income from Operations CMI II (New
Portfolio of
    CMI                                                              $100             $101                 $75


NOTES:
(1)  Based upon years initial capital balances
(2)  CMI II (New Portfolio of CMI I) commenced operation on January 1, 1984

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                          CMI (CONSOLIDATED)
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1993             1994                1995
                                                            --------------    -------------     ---------------

Gross Revenues                                                   $258,338         $204,608            $210,590
Less: General Partners' Mgmt Fee                                   16,318           15,274              14,180
  Mortgage Servicing Fee                                           18,665           12,451              18,193
  Administrative Expenses                                          17,943           16,687              14,485
  Provision for Uncollected Accts                                  72,551           74,215              69,692
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                            --------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                $132,861         $ 85,981             $94 040
                                                            --------------    -------------     ---------------
Sources of Funds - Net Income                                    $132,861          $85,981             $94,040
Decrease in Assets                                                220,577          140,444              29,224
Increase in Liabilities                                                 0                0                   0
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                            --------------    -------------     ---------------
Cash generated from Operations                                   $353,438         $226,425            $123,264
Use of Funds-Increase in Assets                                         0                0                   0
Decrease in Liabilities                                             2,954            2,600                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     37,370           26,841              33,554
  Return of Capital to LP's                                       235,477          188,064             214,560
                                                            --------------    -------------     ---------------
Net Increase (Decrease) in Cash                                   $77,637           $8,920          $(124,850)
Cash at the beginning of the year                                  95,478          173,115             182,035
Cash at the end of the year                                       173,115          182,035              57,185
Income & Distribution Data for $1,000 Invested Net
Income
  CMI (Original Portfolio)  (GAAP Basis)                              $61              $42                 $50
Net Income CMI II (New Portfolio of CMI)  (GAAP Basis)                $61              $42                 $50
Cash Distribution to Investors for $1,000 Invested:
CMI
  (Original Portfolio)
    Income (1)                                                        $18              $17                 $24
    Capital (1)                                                      $138             $122                $137
  CMI  II (New Portfolio of CMI)
    Income (1)                                                        $14              $10                 $12
    Capital (1)                                                       $77              $64                 $89
Federal Income Tax Results for $1,000 Invested Capital
  Ordinary Income from Operations CMI (Original                       $23              $53                 $93
Portfolio)
  Ordinary Income from Operations CMI II (New
Portfolio of
    CMI                                                               $23              $53                 $93


NOTES:
(1)  Based upon years initial capital balances
(2)  CMI II (New Portfolio of CMI I) commenced operation on January 1, 1984

                                                               TABLE III
                                            OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS
                                                          CMI (CONSOLIDATED)
                                                       (AS OF DECEMBER 31, 1998)
                                       (NOT COVERED BY REPORT OF INDEPENDENT PUBLIC ACCOUNTANT)

                                                                     1996             1997                1998
                                                         -----------------    -------------     ---------------

Gross Revenues                                                   $193,218         $180,117            $171,863
Less: General Partners' Mgmt Fee                                   13,117           12,229              11,244
  Mortgage Servicing Fee                                           18,050           14,935              15,048
  Administrative Expenses                                          14,341           14,182              13,269
  Provision for Uncollected Accts                                  49,281           32,877              20,736
  Amortization of Organization and Syndication Costs                    0                0                   0
  Offering Period Interest Expense to Limited Partners                  0                0                   0
                                                         -----------------    -------------     ---------------
Net Income (GAAP Basis) dist. to Limited Partners                 $98,429         $105,894            $111,566
                                                         -----------------    -------------     ---------------
Sources of Funds - Net Income                                     $98,429         $105,894            $111,566
Decrease in Assets                                                143,063          204,288              15,743
Increase in Liabilities                                             3,900                0              11,503
Increase in Applicant's Deposit                                         0                0                   0
Increase in Partners' Capital                                           0                0                   0
                                                         -----------------    -------------     ---------------
Cash generated from Operations                                   $245,392         $310,182             138,812
Use of Funds-Increase in Assets                                         0                0                   0
Decrease in Liabilities                                                 0            3,738                   0
Decrease in Applicant's Deposit                                         0                0                   0
Offering Period Interest Expense to Limited Partners                    0                0                   0
  Investment Income Pd to LP's                                     28,260           33,904              31,596
  Return of Capital to LP's                                       189,391          206,685             176,327
                                                         -----------------   -------------     ---------------
Net Increase (Decrease) in Cash                                   $27,741          $65,855           $(69,111)
Cash at the beginning of the year                                  57,185           84,926             150,781
Cash at the end of the year                                        84,926          150,781              81,670
Income & Distribution Data for $1,000 Invested Net
Income
  CMI (Original Portfolio)  (GAAP Basis)                              $57              $66                 $76
Net Income CMI II (New Portfolio of CMI)  (GAAP Basis)                $57              $66                 $76
Cash Distribution to Investors for $1,000 Invested:
CMI
  (Original Portfolio)
    Income (1)                                                        $21              $20                 $19
    Capital (1)                                                      $149             $169                $120
  CMI  II (New Portfolio of CMI)
    Income (1)                                                        $12              $21                 $21
    Capital (1)                                                       $74              $93                $111
Federal Income Tax Results for $1,000 Invested Capital
  Ordinary Income from Operations CMI (Original                       $84              $76                 $93
Portfolio)
  Ordinary Income from Operations CMI II (New                         $84              $76                 $93
Portfolio of
    CMI)

NOTES:
(1)  Based upon years initial capital balances
(2)  CMI II (New Portfolio of CMI I) commenced operation on January 1, 1984

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         SINGLE FAMILY 1-4 UNITS (county)
==================== ============= ================ ====================== =================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/          PROCEEDS
                                                                   AMOUNT           LATE/MISC           TO DATE
==================== ============= ================ ====================== =================== -----------------
Santa Clara              05/31/95         02/09/96             278,207.20           17,936.60        296,143.80
San Mateo                10/08/93         02/15/96             130,000.00           29,280.87        159,280.87
Santa Clara              12/29/94         03/13/96             250,000.00           17,701.60        267,701.60
San Mateo                02/21/96         05/20/96              58,500.00            1,932.93         60,432.93
San Mateo                11/15/94         05/30/96             213,717.85           18,344.35        232,062.20
San Mateo                09/15/95         06/06/96           3,277,600.49          355,868.81      3,633,469.30
Marin                    05/05/94         06/14/96             300,000.00           65,081.60        365,081.60
Alameda                  12/05/95         07/24/96              49,753.82            2,853.90         52,607.72
Alameda                  11/29/94         08/05/96              60,000.00           10,253.51         70,253.51
Monterey                 02/14/95         08/30/96             239,507.90           34,227.09        273,734.99
Marin                    05/11/95         11/06/96              50,000.00            8,446.53         58,446.53
San Mateo                03/22/94         11/15/96             100,000.00           25,983.46        125,983.46
Alameda                  08/05/94         11/22/96             410,000.00           88,249.87        498,249.87
San Mateo                04/30/96         12/11/96             453,720.67           25,915.39        479,636.06
San Francisco            03/27/96         03/18/97             125,000.00           14,059.97        139,059.97
San Francisco            04/15/93         03/19/97              70,125.00           22,935.84         93,060.84
San Mateo                03/09/95         03/27/97              80,000.00           18,925.90         98,952.90
San Mateo                04/11/96         04/21/97             325,000.00           32,826.90        357,826.90
Sonoma                   03/04/94         04/25/97              93,400.00           27,746.86        121,146.86
Tuolomne                 03/26/93         05/14/97             100,000.00           43,838.58        143,838.58
Santa Clara              06/30/95         06/06/97              44,000.00            9,251.29         53,251.29
Marin                    10/17/95         06/09/97             770,000.00          105,256.69        875,256.69
San Mateo                08/09/96         06/24/97              65,000.00            6,511.02         71,511.02
Stanislaus               08/04/95         09/08/97              50,000.00           10,746.68         60,746.68
San Francisco            09/12/95         10/01/97             250,000.00           57,678.67        307,678.67
San Mateo                08/30/96         10/06/97             445,000.00           44,544.27        489,544.27
San Mateo                12/29/95         04/23/98             225,000.00           63,849.70        288,849.70
Marin                    05/09/97         05/20/98             120,000.00           13,410.94        133,410.94
Marin                    05/31/96         05/20/98             906,413.85          153,528.25      1,059,941.10
El Dorado                06/24/93         06/19/98             130,000.00           84,489.35        214,489.35
San Francisco            04/15/97         11/02/98             420,000.00           37,426.99        457,426.99
Marin                    10/31/97         11/03/98           1,274,321.61          136,974.54      1,411,296.15
San Francisco            09/26/97         11/06/98             323,003.04           32,691.04        355,694.08
Mendocino                06/25/96         11/30/98             125,000.00           36,479.46        161,479.46
-------------------- ------------- ---------------- ---------------------- ------------------- -----------------

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                    REDWOOD MORTGAGE INVESTORS VIII
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         MULTIPLE 5+ UNITS (county) CONTINUED
==================== ============= ================ ====================== =================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/          PROCEEDS
                                                                   AMOUNT           LATE/MISC           TO DATE
==================== ============= ================ ====================== =================== -----------------
San Francisco            07/20/94         01/19/96             175,000.00           12,148.49        187,148.49
Contra Costa             01/06/94         01/19/96           1,073,720.93          147,243.75      1,220,964.68
Alameda                  03/17/95         05/31/96              13,000.00            1,721.25         14,721.25
San Francisco            02/05/96         12/27/96             883,750.00           50,570.34        934,320.34
San Francisco            07/17/96         02/26/98           1,014,320.42          147,731.84      1,162,052.26
San Mateo                12/29/95         03/12/98             425,000.00          114,078.49        539,078.49
Alameda                  03/13/97         05/01/98           1,800,000.00          220,374.98      2,020,374.98
San Mateo                09/10/97         08/21/98             945,000.00          103,241.26      1,048,241.26
-------------------- ------------- ---------------- ---------------------- ------------------- -----------------


         COMMERCIAL (county)
==================== ============= ================= ======================= ================== ------------------
PROPERTY                   FUNDED         CLOSED ON     MORTGAGE INVESTMENT          INTEREST/           PROCEEDS
                                                                     AMOUNT          LATE/MISC            TO DATE
==================== ============= ================= ======================= ================== ------------------
San Francisco            03/10/93         02/15/96              114,000.00           39,249.06        153,249.06
Santa Clara              01/26/96         03/21/96            1,125,000.00           18,882.96      1,143,882.96
San Francisco            03/19/93         06/28/96              116,500.00           36,543.05        153,043.05
Santa Clara              12/30/94         06/30/96               95,000.00           15,257.72        110,257.72
San Mateo                07/25/94         09/26/96              700,000.00          184,662.96        884,662.96
Santa Clara              10/31/94         10/01/96              500,000.00          100,224.84        600,224.84
San Luis Obispo          03/14/96         05/23/97              300,000.00           45,007.71        345,007.71
San Mateo                05/26/94         05/30/97              280,000.00           86,457.95        366,457.95
San Francisco            10/28/96         07/17/97              975,000.00           82,881.25      1,057,881.25
San Francisco            01/15/97         07/17/97              745,474.49           32,064.27        777,538.76
San Francisco            04/30/97         07/17/97               50,000.00            1,300.00         51,300.00
San Francisco            04/20/95         09/18/97              400,000.00           55,785.90        455,785.90
San Mateo                08/28/95         10/14/97              750,000.00          210,514.55        960,514.55
Santa Clara              03/27/96         10/24/97              800,000.00          151,285.28        951,285.28
Santa Barbara            05/10/94         10/31/97              425,000.00          167,181.54        592,181.54
San Mateo                06/30/95         12/05/97              130,000.00           45,729.11        175,729.11
Santa Clara              09/29/95         12/18/97            1,050,000.00          278,130.56      1,328,130.56
Alameda                  09/13/95         01/23/98               60,000.00           18,775.03         78,775.03
Solano                   09/30/97         06/05/98              480,000.00           42,640.01        522,640.01
Alameda                  04/25/97         07/24/98            2,100,000.00          304,290.03      2,404,290.03
San Mateo                02/02/96         10/02/98              700,000.00          139,460.58        839,460.58
San Mateo                05/30/97         10/15/98              650,000.00           95,509.70        745,509.70
Santa Cruz               03/31/98         12/21/98              684,000.00           54,758.00        738,758.00
Santa Clara              06/11/98         12/28/98            2,000,000.00          132,000.00      2,132,000.00
-------------------- ------------- ---------------- ----------------------- ------------------- -----------------
     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $295,052 in such fees to Redwood Mortgage Corp. , the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                    REDWOOD MORTGAGE INVESTORS VII
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         SINGLE FAMILY 1-4 UNITS (county)
=================== ============== ================= ======================= =================== ------------------
PROPERTY                   FUNDED         CLOSED ON     MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                     AMOUNT           LATE/MISC            TO DATE
=================== ============== ================= ======================= =================== ------------------
Contra Costa             03/17/93         03/29/96                73,231.67            5,525.66          78,757.33
Mendocino                08/06/93         03/31/96               330,000.00           93,954.87         393,954.87
San Mateo                02/21/96         05/20/96                58,500.00            1,932.94          60,432.94
San Mateo                11/15/94         05/30/96               213,717.85           18,705.09         232,422.94
Marin                    05/05/94         06/14/96               150,000.00           33,530.02         183,530.02
Santa Clara              10/29/92         07/23/96               209,500.00           83,174.41         292,674.41
Monterey                 02/14/95         08/30/96               239,507.90           35,047.91         274,555.81
Sonoma                   01/26/93         09/26/96                13,420.13           12,659.66          26,079.79
Sonoma                   01/26/93         09/30/96                13,420.13           12,683.14          26,103.27
San Mateo                12/31/89         09/30/96                57,959.24           91,871.30         149,830.54
San Mateo                06/24/92         03/13/97                81,000.00           45,775.04         126,775.04
San Francisco            04/15/93         03/19/97                50,000.00           17,967.50          67,967.50
Alameda                  08/16/91         04/11/97                66,000.00           41,506.43         107,506.43
San Mateo                10/10/96         04/14/97                29,944.39            1,234.15          31,178.54
San Francisco            07/15/96         05/09/97               320,000.00           20,144.66         340,144.66
Tuolomne                 03/26/93         05/14/97               175,000.00           36,244.52         211,244.52
San Mateo                08/12/91         05/31/97               108,270.70           71,684.54         179,955.24
San Mateo                06/19/92         06/18/97                42,500.00           25,030.01          67,030.01
San Mateo                12/30/90         06/19/97                15,000.00           14,166.94          29,166.94
San Francisco            07/16/91         08/22/97               108,000.00           89,977.37         197,977.37
San Mateo                03/29/90         08/29/97                63,960.00           61,632.29         125,592.29
San Mateo                06/10/92         09/05/97               145,000.00           95,692.30         240,692.30
San Francisco            10/09/96         09/12/97               238,000.00           12,930.41         250,730.41
Marin                    05/20/91         09/30/97                63,922.80          100,305.42         164,228.22
San Francisco            04/16/91         10/23/97               343,719.78           90,066.64         433,786.42
San Francisco            11/06/92         11/04/97                 6,133.33            1,932.57           8,065.90
Alameda                  12/24/91         12/31/97                37,984.50           17,405.28          68,376.95
San Mateo                11/19/90         06/16/98                91,000.00           94,499.63         185,499.63
El Dorado                06/24/93         06/19/98               300,000.00          197,627.33         497,627.33
Alameda                  02/23/95         06/23/98               153,320.99           57,892.71         211,213.70
San Mateo                12/29/87         07/31/98                79,000.00           85,460.44         164,460.44
San Mateo                09/04/94         08/14/98                60,000.00           26,344.06          86,344.06
Santa Cruz               09/15/97         10/02/98               107,263.44           11,293.28         118,556.72
San Francisco            09/22/97         11/02/98               210,000.00           37,426.99         247,426.99
San Francisco            09/26/97         11/06/98               323,003.04           32,691.04         355,694.08
San Mateo                07/07/98         11/25/98               200,000.00            8,900.70         208,900.70
------------------- -------------- ---------------- ------------------------ ------------------- ------------------

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                    REDWOOD MORTGAGE INVESTORS VII
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         MULTIPLE 5+ UNITS (county)
=================== ============== ================ ======================= =================== -----------------
PROPERTY                   FUNDED        CLOSED ON     MORTGAGE INVESTMENT           INTEREST/          PROCEEDS
                                                                    AMOUNT           LATE/MISC           TO DATE
=================== ============== ================ ======================= =================== -----------------
Contra Costa             01/06/94         01/19/96            1,226,744.19           194323.82        1421068.01
San Mateo                07/15/92         02/16/96              175,000.00            75675.23         250675.23
Alameda                  03/17/95         05/31/96               28,166.67             3920.62          32087.29
San Francisco            02/05/96         12/27/96              883,750.00           50,570.34        934,320.34
San Francisco            07/17/96         02/26/98            1,014,320.42          147,731.84      1,162,052.26
Alameda                  03/13/97         05/01/98            1,400,000.00          263,875.12      1,663,875.12
------------------- -------------- ---------------- ----------------------- ------------------- -----------------

         COMMERCIAL (county)
=================== ============== ================ ======================= ================== ------------------
PROPERTY                   FUNDED        CLOSED ON     MORTGAGE INVESTMENT          INTEREST/           PROCEEDS
                                                                    AMOUNT          LATE/MISC            TO DATE
=================== ============== ================ ======================= ================== ------------------
San Mateo                08/28/95         03/19/96              375,000.00          50,593.75         425,593.75
Santa Clara              01/26/96         03/21/96            1,125,000.00          18,882.96       1,143,882.96
San Francisco            03/19/93         06/28/96              129,800.00          46,251.69         176,051.69
Santa Clara              01/22/92         06/30/96              325,000.00         120,178.74         445,178.74
San Francisco            04/30/86         09/12/96              600,320.06         866,468.12       1,466,788.18
San Mateo                07/25/94         09/26/96              650,000.00         197,114.21         847,114.21
Santa Clara              09/28/90         09/30/96              202,577.92         219,868.67         422,446.59
Santa Clara              10/31/94         10/01/96              275,000.00          56,956.67         331,956.67
Alameda                  12/13/91         01/31/97               52,760.73          67,026.76         119,787.49
Alameda                  12/12/90         03/24/97               50,461.02          68,068.88         118,529.90
Santa Cruz               09/23/94         03/28/97              100,000.00          17,765.69         117,765.69
Alameda                  11/05/90         03/31/97              236,177.62         106,668.62         342,846.24
San Francisco            01/15/97         04/01/97              442,500.00           4,022.19         446,522.19
Contra Costa             04/26/91         06/23/97              182,475.81         246,883.76         429,359.57
San Francisco            04/20/95         09/18/97              200,000.00          56,821.69         256,821.69
Contra Costa             03/19/91         09/30/97              227,957.56        -186,615.23          41,342.33
Santa Clara              03/27/96         10/24/97              400,000.00          54,360.37         454,360.37
Santa Barbara            05/10/94         10/31/97              125,000.00          50,276.97         175,276.97
Santa Clara              09/29/95         12/18/97              700,000.00         169,533.33         869,533.33
San Mateo                12/02/92         12/31/97               55,000.00          33,308.16          88,308.16
Solano                   11/30/95         01/30/98               60,000.00          10,638.75          70,638.75
Contra Costa             09/29/92         05/04/98              350,000.00         258,375.49         608,375.49
Solano                   09/30/97         06/05/98              480,000.00          42,640.01         522,640.01
Alameda                  04/25/97         07/24/98              560,000.00          81,144.01         641,144.01
San Mateo                02/02/96         10/02/98              700,000.00         136,866.58         836,866.58
San Mateo                07/15/92         12/08/98              112,500.00          96,240.02         206,213.70
------------------- -------------- ---------------- ----------------------- ------------------ ------------------

     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $$128,493 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                     TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                     REDWOOD MORTGAGE INVESTORS VI
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         SINGLE FAMILY 1-4 UNITS (county)
=================== ============== ================ ======================= ================== ------------------
PROPERTY                   FUNDED        CLOSED ON     MORTGAGE INVESTMENT          INTEREST/           PROCEEDS
                                                                    AMOUNT          LATE/MISC            TO DATE
=================== ============== ================ ======================= ================== ------------------
San Mateo                10/08/93         02/15/96               57,425.00          13,219.04          70,644.04
Contra Costa             03/17/93         03/29/96               73,231.70           5,525.66          78,757.36
San Mateo                03/03/89         03/31/96              160,000.00         102,333.91         262,333.91
San Mateo                08/12/92         05/15/96              207,211.23         217,482.42         424,693.65
Marin                    05/05/94         06/14/96              200,000.00          44,706.69         244,706.69
Santa Clara              10/29/92         07/23/96              209,500.00          83,174.41         292,674.41
Sonoma                   01/26/93         09/26/96               25,811.78          24,007.81          49,819.59
Santa Cruz               08/20/91         09/31/96              120,000.00          62,342.34         182,342.34
Sonoma                   01/26/93         09/30/96               25,666.55          24,889.91          50,556.46
San Mateo                07/01/88         10/06/96               22,500.00          21,468.10          43,968.10
San Mateo                06/29/89         10/11/96               69,396.16         113,467.71         182,863.87
San Mateo                10/10/96         04/14/97               37,055.61           1,527.25          38,582.86
Alameda                  07/01/90         07/02/97              233,367.46        -127,393.18         105,974.28
Sacramento               03/13/92         10/31/97               55,307.12         -47,694.39           7,612.73
Alameda                  01/24/92         12/19/97               87,300.00          32,875.31         120,175.31
Alameda                  12/24/91         12/31/97               67,257.75          30,820.92          98,078.67
San Mateo                10/16/92         04/01/98              115,140.00          50,554.99         165,694.99
El Dorado                06/24/93         06/19/98              235,000.00         154,808.06         389,808.06
Alameda                  02/23/95         06/23/98              153,320.99          52,892.71         206,213.70
------------------- -------------- ---------------- ----------------------- ------------------ ------------------


         MULTIPLE 5+ UNITS (county)
=================== ============== ================ ======================= ================== ------------------
PROPERTY                   FUNDED        CLOSED ON     MORTGAGE INVESTMENT          INTEREST/           PROCEEDS
                                                                    AMOUNT          LATE/MISC            TO DATE
=================== ============== ================ ======================= ================== ------------------
Contra Costa             01/06/94         01/19/96              516,279.07          90,368.97         606,648.04
San Mateo                07/15/92         02/16/96              100,000.00          43,242.94         143,242.94
San Mateo                08/12/92         05/15/96              175,000.00          42,482.37         217,482.37
Alameda                  03/17/95         05/31/96                9,750.00           1,322.29          11,072.29
Sacramento               08/19/88         07/28/97              509,985.54        -214,554.68         295,430.86
Sacramento               07/24/97         02/02/98               10,000.00             368.58          10,368.58
Alameda                  03/13/98         05/01/98              350,000.00          15,781.59         365,781.59
Alameda                  06/01/92         05/13/98              275,000.00          21,359.18         296,359.18
Sacramento               06/29/90         07/17/98               96,559.83          97,106.39         193,666.22
------------------- -------------- ---------------- ----------------------- ------------------ ------------------

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                     REDWOOD MORTGAGE INVESTORS VI
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998



         COMMERCIAL (county)
=================== ============== ================ ======================= ================== ------------------
PROPERTY                   FUNDED        CLOSED ON     MORTGAGE INVESTMENT          INTEREST/           PROCEEDS
                                                                    AMOUNT          LATE/MISC            TO DATE
=================== ============== ================ ======================= ================== ------------------
Alameda                  08/03/90         01/30/96              200,000.00         142,969.07         342,969.07
Santa Clara              02/01/96         03/21/96              392,829.43           6,722.72         399,552.15
San Francisco            03/19/93         06/28/96              110,000.00           5,670.35         115,670.35
Santa Clara              09/10/92         06/30/96              100,000.00          45,702.20         145,702.20
Santa Clara              01/22/92         06/30/96              175,000.00          89,015.60         264,015.60
San Francisco            04/30/86         09/12/96              149,400.14         214,170.66         363,570.80
San Mateo                07/25/94         09/26/96              550,000.00         157,005.74         707,005.74
San Mateo                08/01/90         01/24/97               50,000.00          42,561.13          92,561.13
Alameda                  12/12/90         03/24/97              210,034.69         283,065.26         493,099.95
Alameda                  11/05/90         03/31/97               78,740.20         105,095.44         183,835.64
Sonoma                   07/06/89         08/01/97              100,000.00          91,374.72         191,374.72
Contra Costa             03/19/91         09/30/97              227,755.59        -186,413.27          41,342.32
Santa Barbara            05/10/94         10/31/97              100,000.00          40,222.70         140,222.70
Santa Clara              09/29/95         12/18/97              550,000.00          83,866.67         633,866.67
Sonoma                   05/26/93         07/09/98              292,500.00         624,396.12         916,896.12
Alameda                  08/11/88         08/03/98               73,000.00          93,566.06         166,566.06
San Mateo                02/02/96         10/02/98              150,000.00          31,079.87         181,079.87
------------------- -------------- ---------------- ----------------------- ------------------ ------------------


     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $70,630 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                     REDWOOD MORTGAGE INVESTORS V
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         SINGLE FAMILY 1-4 UNITS (county)
=================== ============== ================ ======================= ================== ------------------
PROPERTY                   FUNDED        CLOSED ON     MORTGAGE INVESTMENT          INTEREST/           PROCEEDS
                                                                    AMOUNT          LATE/MISC            TO DATE
=================== ============== ================ ======================= ================== ------------------
San Mateo                09/28/89         09/03/96               54,000.00          41,863.50          95,863.50
Sonoma                   01/26/93         09/26/96               24,030.31          21,893.70          45,924.01
Sonoma                   01/26/93         09/30/96               24,030.32          22,625.93          46,656.25
Marin                    01/23/87         12/13/96               60,000.00          57,433.82         117,433.82
San Francisco            04/15/93         03/19/97               93,500.00          23,305.54         116,805.54
San Francisco            12/09/94         06/10/97               14,000.00           3,110.57          17,110.57
San Francisco            04/16/91         10/23/97              342,442.77          91,841.37         434,284.14
Sacramento               03/12/92         10/31/97               27,664.73         -23,852.44           3,812.29
San Mateo                11/18/92         12/10/97               25,000.00           15165.60          40,165.60
Alameda                  01/24/92         12/19/97               87,300.00          33,156.31         120,456.31
------------------- -------------- ---------------- ----------------------- ------------------ ------------------


         MULTIPLE 5+ UNITS (county)
=================== ============== ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
=================== ============== ================ ====================== =================== ------------------
Contra Costa             01/06/94         01/19/96             187,116.28            7,299.89         194,416.17
Alameda                  03/17/95         05/31/96               3,250.00              452.38           3,702.38
Sacramento               06/29/90         07/17/98             126,555.01           65,224.49         191,779.50
------------------- -------------- ---------------- ---------------------- ------------------- ------------------


         COMMERCIAL (county)
=================== ============== ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
=================== ============== ================ ====================== =================== ------------------
San Francisco            03/19/93         06/28/96              90,000.00            5,786.25          95,670.35
Santa Clara              09/10/92         06/30/96             150,000.00           69,007.73         219,007.73
Santa Clara              01/22/92         06/30/96             100,000.00           40,642.26         140,642.26
San Francisco            04/30/86         09/12/96             304,280.17          224,718.72         528,998.89
San Mateo                07/25/94         09/26/96             300,000.00           92,108.08         392,108.08
San Mateo                08/01/90         01/24/97              50,000.00           42,804.93          92,804.93
Contra Costa             04/26/91         06/23/97             115,032.96          154,302.43         269,335.39
Contra Costa             11/16/93         07/03/97             235,000.00           56,654.84         291,651.84
Sonoma                   07/06/89         08/01/97             100,000.00           91,651.43         191,651.43
Santa Clara              09/29/95         12/18/97             100,000.00           26,660.60         126,666.60
Contra Costa             09/29/92         05/04/98             100,000.00          128,786.98         228,786.98
San Mateo                07/15/92         12/08/98             112,500.00           96,554.54         209,054.54
------------------- -------------- ---------------- ---------------------- ------------------- ------------------


     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $0.00 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                     REDWOOD MORTGAGE INVESTORS IV
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998

         SINGLE FAMILY 1-4 UNITS (county)
=================== ============== ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
=================== ============== ================ ====================== =================== ------------------
------------------- ============== ================ ====================== =================== ------------------
San Mateo                09/28/89         09/03/96              54,000.00           41,577.53          95,577.53
Alameda                  09/02/92         07/15/97              78,750.00           45,066.81         123,816.81
San Mateo                03/20/90         08/29/97              80,000.00           77,498.01         157,498.01
San Francisco            11/06/92         11/04/97              12,266.67            5,240.50          17,507.17
Santa Clara              04/26/94         11/05/97              87,500.00           31,938.26         119,438.26
Alameda                  12/24/91         12/31/97              67,257.75           30,392.45          97,650.20
San Mateo                11/16/87         01/19/98              40,000.00           54,832.78          94,832.78
San Mateo                10/16/92         04/01/98              76,760.00           70,117.71         146,877.71
Alameda                  07/07/86         05/19/98              27,850.00           46,154.10          74,004.10
San Mateo                05/21/91         07/02/98             120,000.00          123,436.63         243,436.63
------------------- -------------- ---------------- ---------------------- ------------------- ------------------



         MULTIPLE 5+ UNITS (county)
=================== ============== ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
=================== ============== ================ ====================== =================== ------------------
Contra Costa             01/06/94         01/19/96             418,604.65           69,501.29         488,105.94
San Joaquin              07/11/95         03/19/96             275,000.00           10,172.36         285,172.36
Alameda                  03/17/95         05/30/96               6,500.00              860.62           7,360.62
Sacramento               12/16/87         05/30/96             536,592.80          368,067.66         904,660.46
Santa Clara              09/28/90         09/30/96             204,900.08          220,007.50         424,907.58
Alameda                  03/13/97         05/01/98             500,000.00           61,215.28         561,215.28
Alameda                  06/01/92         05/13/98             275,000.00          373,615.12         373,615.12
Sacramento               06/29/90         07/17/98             187,778.06          136,018.43         323,796.49
Sacramento               07/03/95         12/24/98             200,000.00           29,398.68         -74,598.94
------------------- -------------- ---------------- ---------------------- ------------------- ------------------

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                     REDWOOD MORTGAGE INVESTORS IV
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998


         COMMERCIAL (county)
=================== ============== ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
=================== ============== ================ ====================== =================== ------------------
San Francisco            03/10/93         02/15/96             171,000.00           60,864.67         231,864.67
San Francisco            04/30/86         09/12/96             830,000.78        1,082,625.62       1,912,626.40
San Mateo                07/25/94         09/26/96             200,000.00           58,334.75         258,334.75
Lake                     01/30/91         10/04/96              16,000.00           13,245.50          29,245.50
Alameda                  12/12/90         03/24/97             201,671.45          271,459.89         473,131.34
San Luis Obispo          03/14/96         05/23/97             200,000.00           30,005.13         230,005.13
Contra Costa             04/26/91         06/23/97             114,952.65          154,302.43         269,255.08
San Mateo                12/31/90         12/05/97             260,000.00          205,321.34         465,321.34
Santa Clara              09/29/95         12/18/97             300,000.00           79,483.33         379,483.33
Contra Costa             09/29/92         05/04/98             100,000.00           65,297.83         165,297.83
Sonoma                   05/26/93         07/09/98             292,500.00          361,093.01         653,593.01
San Mateo                12/02/97         08/19/98              90,000.00            7,588.88          97,588.88
San Mateo                02/02/96         10/02/98             275,000.00           69,864.78         344,864.78
San Mateo                05/30/97         10/15/98             250,000.00           36,734.50         286,734.50
-------------------- ------------- ---------------- ---------------------- ------------------- ------------------



     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $69,550 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                    REDWOOD MORTGAGE INVESTORS III
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998

         SINGLE FAMILY 1-4 UNITS (county)
==================== ============= ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
==================== ============= ================ ====================== =================== ------------------
Sonoma                   01/26/93         09/24/96               8,523.84            7,989.07          16,512.91
Sonoma                   01/26/93         09/24/96               8,523.84            8,256.88          16,780.72
Santa Cruz               08/20/91         09/31/96              80,253.55           10,031.41          90,284.96
Alameda                  11/29/94         05/19/97              60,000.00           15,662.20          75,662.20
Alameda                  11/03/94         07/10/97              73,000.00           19,586.80          92,586.80
Alameda                  09/02/92         07/15/97             100,000.00           57,227.60         157,227.60
San Mateo                08/16/94         11/14/97              75,000.00           28,380.54         103,380.54
Ventura                  12/05/96         03/03/98              65,000.00           10,539.20          75,539.20
San Mateo                02/01/98         12/31/98              30,000.00            3,111.01          33,111.01
-------------------- ------------- ---------------- ---------------------- ------------------- ------------------


         MULTIPLE 5+ UNITS (county)
-------------------- ------------- ---------------- ---------------------- ------------------- ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
-------------------- ============= ================ ====================== =================== ------------------
Alameda                  06/01/92         05/13/98              60,000.00            4,660.18          64,660.18


-------------------- ------------- ---------------- ---------------------- ------------------- ------------------


         COMMERCIAL (county)
==================== ============= ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
==================== ============= ================ ====================== =================== ------------------
Alameda                  09/30/95         01/30/96             138,015.68            6,530.55         144,546.23
Santa Clara              09/10/92         06/30/96              75,000.00           33,772.22         108,772.22
San Francisco            04/30/86         09/12/96             164,999.74          214,521.09         379,520.83
San Francisco            08/24/94         06/30/97              87,500.00           27,241.69         114,741.69
San Mateo                03/31/98         08/19/98              60,000.00            3,289.28          63,289.28
San Mateo                10/18/96         11/18/98             100,000.00           25,160.00         125,160.00



-------------------- ------------- ---------------- ---------------------- ------------------- ------------------



     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $13,433 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                     REDWOOD MORTGAGE INVESTORS II
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998



         SINGLE FAMILY 1-4 UNITS (county)
==================== ============= ================ ====================== =================== ------------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT           INTEREST/           PROCEEDS
                                                                   AMOUNT           LATE/MISC            TO DATE
==================== ============= ================ ====================== =================== ------------------
Marin                    01/23/87         12/13/96              50,500.01            6,277.71          56,777.72
Santa Clara              02/11/94         06/06/97              88,000.00           19,621.27         107,621.27
Sacramento               03/12/97         10/31/97              13,760.71          -12,627.29           1,133.42
Ventura                  12/05/96         02/13/98              65,000.00           12,082.39          77,082.39
Ventura                  12/05/96         02/13/98              65,000.00           13,599.29          78,599.29
San Mateo                02/16/94         02/25/98              50,000.00           10,376.65          60,376.65
-------------------- ------------- ---------------- ---------------------- ------------------- ------------------


         MULTIPLE 5+ UNITS (county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
Alameda                  06/01/92         05/13/98             100,000.00             7,766.96        107,766.96



-------------------- ------------- ---------------- ---------------------- -------------------- -----------------


         COMMERCIAL (county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
San Francisco            04/30/86         09/12/96             291,224.54           262,811.34        554,035.88
Alameda                  01/12/94         12/02/96              30,000.00             7,553.14         37,553.14
Santa Barbara            05/10/94         10/31/97              50,000.00            19,780.28         69,780.28
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------



     Interest payment  received are shown as gross of mortgage  servicing fee.is
In 1998, the Partnership paid $4,441 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                      REDWOOD MORTGAGE INVESTORS
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998

         SINGLE FAMILY 1-4 UNITS (county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
Sonoma                   01/26/93         09/24/96               5,475.51             5,155.95         10,631.46
Sonoma                   01/26/93         09/30/96               5,488.04             5,343.29         10,831.33
Santa Clara              02/11/94         06/06/97              88,000.00            29,191.54        117,191.54
Marin                    05/20/91         09/30/97              71,000.00             4,894.30         75,894.30
Sacramento               03/13/92         10/31/97              13,812.08           -11,914.86          1,897.22
Ventura                  12/05/96         02/13/98              65,000.00             1,913.40         66,913.40
Ventura                  12/05/96         02/13/98              65,000.00            13,110.67         78,110.67
Ventura                  12/05/96         02/13/98              65,000.00             4,922.69         69,922.69
San Mateo                02/16/94         02/25/98              75,000.00            31,129.95        106,129.95
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------


         MULTIPLE 5+ UNITS (county)
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------
Alameda                  03/17/95         05/31/96               2,166.67               286.88          2,453.55
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------


         COMMERCIAL (county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
San Francisco            04/30/86         09/12/96             164,997.74           302,563.65        467,561.39
San Mateo                07/25/94         09/27/96             200,000.00            58,334.75        258,334.75
San Mateo                03/31/96         10/02/98              15,000.00             6,118.14         21,118.14
San Mateo                05/30/97         10/15/98             100,000.00            14,693.80        114,693.80
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------

     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $7,744 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                                                TABLE V
                                                    PAYMENT OF MORTGAGE INVESTMENTS
                                                  CORPORATE MORTGAGE INVESTORS I & II
                                                      FOR THE THREE YEARS ENDING
                                                           DECEMBER 31, 1998

         SINGLE FAMILY 1-4 UNITS (county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
Alameda                  01/31/95         01/25/96              80,000.00             8,863.88         88,863.88
San Mateo                01/31/96         04/29/96             175,000.00             5,226.02        180,226.02
San Mateo                03/06/90         08/29/96              19,000.00            14,725.47         33,725.47
San Mateo                09/29/95         09/05/96              70,000.00             8,176.88         78,176.88
Alameda                  11/29/94         03/13/97              60,000.00            13,896.74         73,896.74
Amador                   02/23/96         06/03/97              45,000.00             5,047.64         50,047.64
Santa Clara              04/26/94         11/05/97              87,500.00            31,938.26        119,438.26
San Mateo                02/28/97         12/29/97              35,000.00             3,097.18         38,097.18
San Francisco            07/28/95         05/31/98             145,000.00            24,789.91        169,789.91
Ventura                  12/05/96         06/25/98              65,000.00            43,030.90        108,030.90
Alameda                  09/29/88         10/26/98              74,600.00            45,224.47        119,824.47
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------


         MULTIPLE 5+ UNITS(county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
Contra Costa             01/06/94         01/19/96             239,534.88            26,161.33        265,696.21
Sacramento               12/15/87         05/30/96             102,000.00           -24,018.43         77,981.57
Alameda                  03/17/95         05/31/96               2,166.67               286.88          2,453.55
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------

         COMMERCIAL (county)
==================== ============= ================ ====================== ==================== -----------------
PROPERTY                   FUNDED        CLOSED ON    MORTGAGE INVESTMENT            INTEREST/          PROCEEDS
                                                                   AMOUNT            LATE/MISC           TO DATE
==================== ============= ================ ====================== ==================== -----------------
San Francisco            03/19/93         06/28/96              35,000.00            36,011.72         71,011.72
San Francisco            04/30/86         09/12/96             180,025.14            20,073.65        200,098.79
Santa Clara              01/31/94         10/01/96             100,000.00            20,044.97        120,044.97
Contra Costa             06/21/88         04/07/97              54,600.00             28890.31          83490.31
San Francisco            08/24/94         06/30/97              87,500.00            27,241.68        114,741.68
Santa Barbara            05/10/94         10/31/97             100,000.00            39,560.36        139,560.36
San Mateo                12/02/97         08/19/98             150,000.00             9,358.83        159,358.83
San Mateo                02/02/96         10/02/98             175,000.00            51,682.83        226,682.83
-------------------- ------------- ---------------- ---------------------- -------------------- -----------------


     Interest payment  received is shown as gross of mortgage  servicing fee. In
1998, the Partnership paid $15,048 in such fees to Redwood Mortgage Corp., the mortgage servicing agent.

                                  ATTACHMENT II
                                       to
                      SUPPLEMENT NO. 5 DATED APRIL 26, 1999



     SUMMARY OF MORTGAGE INVESTMENTS ORIGINATED BY PRIOR LIMITED PARTNERSHIP

     The following table provides a summary of the mortgage investments originated by prior programs of Affiliates for the three year period ending
December 31, 1998. The last column of the following chart reflects total mortgage investment balances on all mortgage investments for each prior program, including those which originated prior to the three year period ending December 31, 1998. This information updates the information provided on page 36 of the Prospectus.




Name of            Number of     Estimated Total     Outstanding Mortgage    Total Outstanding Mortgage
Partnership        Mortgage         Amount. of       Investments Balances    Investments Balances as of
                  Investments        Mortgage       Originated 01/01/96 to    12/31/98 (from inception)
                                   Investments             12/31/98
---------------- -------------- ------------------- ------------------------ ----------------------------


CMI                     14           $1,572,000.00               $907,733.23               $1,542,038.83

RMI                     13             $821,235.93               $626,129.09               $1,191,988.35

RMI II                   7             $438,430.77               $306,998.70                 $658,660.55

RMI III                 15           $1,247,548.72             $1,040,589.15               $1,548,004.70

RMI IV                  23           $4,655,618.69             $3,094,798.23               $8,012,142.89

RMI V                    9             $853,987.40               $683,615.08               $2,751,508.45

RMI VI                  22           $4,640,548.72             $2,395,570.45               $7,969,735.31

RMI VII                 43          $23,392,317.27            $10,264,165.29              $13,209,186.42
=============== =========== ==== ================== ==== ==================== ===== =====================
TOTAL                  146          $37,621,687.50            $19,319,599.22              $36,883,265.50
=============== =========== ==== ================== ==== ==================== ===== =====================

                                  ATTACHMENT II
                                       to
                     SUPPLEMENT NO. 5 DATED APRIL 26 , 1999



                 BREAKDOWN OF PRIOR PROGRAM MORTGAGE INVESTMENTS

     The following is a breakdown of prior program mortgage investments according to type of deed of trust, the location of the property securing the mortgage investment, and the type of property securing the mortgage investment. This information updates the information contained on page 37 of the Prospectus.

Mortgage Investments

        First Trust Deeds                                        $21,614,187.50
        Second Trust Deeds                                        15,536,500.00
        Third Trust Deeds                                            471,000.00
                                                         ======================
Total                                                            $37,621,687.50

Location of Mortgage Investments by County

        San Francisco                                             $9,578,444.39
        Santa Clara                                                6,179,680.00
        Alameda                                                    5,521,500.00

        Stanislaus                                                 5,109,000.00
        San Mateo                                                  4,165,525.61
        Marin                                                      1,685,000.00
        Solano                                                     1,430,000.00
        Ventura                                                    1,131,000.00
        Sacramento                                                   855,000.00
        Monterey                                                     700,000.00
        Contra Costa                                                 382,500.00
        Riverside                                                    300,000.00
        San Luis Obispo                                              200,000.00
        Santa Cruz                                                   192,000.00
        Sonoma                                                       137,037.50
        Placer                                                        55,000.00
                                                            -------------------
        Total                                                    $37,621,687.50
                                                            ===================

Type of Property

        Commercial                                               $13,587,680.00
        Owner Occupied Homes                                       2,286,051.89
        Apartments                                                 6,926,750.00
        Non-Owner Homes                                            5,909,805.61
        Raw Land                                                   8,911,400.00
                                                            --------------------
Total                                                            $37,621,687.50
                                                            ===================